SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED August 26, 2005

$900,000,000 (Approximate)

SAXON ASSET SECURITIES TRUST 2005-3

MORTGAGE LOAN ASSET BACKED NOTES, SERIES 2005-3

SAXON ASSET SECURITIES COMPANY

Depositor

SAXON FUNDING MANAGEMENT, INC.

Seller and Master Servicer

SAXON MORTGAGE SERVICES, INC.

Servicer

August 26, 2005

Saxon Asset Securities Trust

Mortgage Loan Asset Backed Notes, Series 2005-3

Disclaimer

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.Preliminary Term Sheet

Date Prepared: August 26, 2005

$900,000,000 (Approximate)

Saxon Asset Securities Trust 2005-3

Subject to a +/- 10% Variance

Class(1, 3, 4)	Principal Amount ($) (1)	Note Type	Loan Group	Expected Rating (Moody’s/S&P /Fitch)	WAL (Yrs) Call/Mat (2) (3)	Prin Window (Mths) to Call/Mat (2) (3)	Assumed Final Payment Date(5)
A-1A	$360,900,000	SEN-FLT	I	Aaa/AAA/AAA	2.15 / 2.36	1-75 / 1-177	October 2035
A-2A	$185,000,000	SEN-FLT	II	Aaa/AAA/AAA	1.00 / 1.00	1-22 / 1-22	October 2035
A-2B	$59,800,000	SEN-FLT	II	Aaa/AAA/AAA	2.00 / 2.00	22-26 / 22-26	October 2035
A-2C	$85,400,000	SEN-FLT	II	Aaa/AAA/AAA	3.15 / 3.15	26-67 / 26-67	October 2035
A-2D	$30,700,000	SEN-FLT	II	Aaa/AAA/AAA	6.17 / 8.02	67-75 / 67-166	October 2035
M-1	$34,200,000	MEZ-FLT	I & II	Aa1/AA+/AA+	4.72 / 5.21	46-75 / 46-148	October 2035
M-2	$31,500,000	MEZ-FLT	I & II	Aa2/AA/AA	4.57 / 5.04	43-75 / 43-142	October 2035
M-3	$20,700,000	MEZ-FLT	I & II	Aa3/AA-/AA-	4.48 / 4.93	42-75 / 42-135	October 2035
M-4	$16,200,000	MEZ-FLT	I & II	A1/A+/A+	4.44 / 4.87	41-75 / 41-129	October 2035
M-5	$15,750,000	MEZ-FLT	I & II	A2/A/A	4.40 / 4.82	40-75 / 40-124	October 2035
M-6	$13,050,000	MEZ-FLT	I & II	A3/A-/A-	4.38 / 4.77	39-75 / 39-118	October 2035
B-1	$14,400,000	SUB-FLT	I & II	Baa1/BBB+/BBB+	4.36 / 4.71	39-75 / 39-112	October 2035
B-2	$9,900,000	SUB-FLT	I & II	Baa2/BBB/BBB	4.34 / 4.63	38-75 / 38-104	October 2035
B-3	$9,900,000	SUB-FLT	I & II	Baa3/BBB-/BBB-	4.33 / 4.57	38-75 / 38-97	October 2035
B-4	$12,600,000	SUB-FLT	I & II	NR/BBB-/BBB-	4.32 / 4.42	37-75 / 37-89	October 2035
Total:	$900,000,000

(1)

Subject to this footnote (1), class sizes are subject to a permitted variance in the aggregate of +/-10%.  Class sizes are also subject to change based upon the final pool and rating agency evaluation of subordination and overcollateralization levels and excess spread.

(2)

See “Pricing Prepayment Speed” herein.

(3)

The Notes are subject to a 10% Clean-up Call (as described herein). After the first payment date on which the Clean-up Call is exercisable, the margin on the Class A-1A, Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Notes will increase by 1.5 times.

(4)

All Offered Securities are subject to the Fixed Rate Cap and the Available Funds Cap Rate (each as described herein).

(5)

Estimated assumed final payment dates, subject to final collateral.

Summary of Terms

Issuer:	Saxon Asset Securities Trust 2005-3, a Delaware statutory trust

Seller and Master Servicer:	Saxon Funding Management, Inc.

Depositor:	Saxon Asset Securities Company

Servicer:	Saxon Mortgage Services, Inc.

Indenture Trustee and Trust Administrator:	Deutsche Bank Trust Company Americas

Owner Trustee:	Wilmington Trust Company

Swap Provider:	TBD.

Lead Underwriter:	Greenwich Capital Markets, Inc.

Co-Underwriters:	Banc of America Securities LLC, Credit Suisse First Boston LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Notes:

The Class A-1A, (the “Group I Senior Notes”), Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes (the “Group II Senior Notes”) are collectively referred to herein as the “Senior Notes” or the “Class A Notes”.  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Notes are collectively referred to as the “Subordinate Notes”.  The Senior Notes and the Subordinate Notes are the subject of this Preliminary Term Sheet and are collectively referred to herein as the “Offered Securities” or the “Notes”.  The Issuer will also issue ownership certificates, which are not a subject of this Preliminary Term Sheet.

Rating Agencies:	Moody's Investor Services, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P"), a division of The McGraw-Hill Companies, Inc. and Fitch Ratings ("Fitch")

Registration:	The Offered Securities will be available in book-entry form through DTC and upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-Off Date:	The close of business on September 1, 2005 for the loans to be sold to the Issuer on the Closing Date.

Expected Pricing Date:	On or about the week of August 22, 2005.

Expected Closing Date:	On or about September 29, 2005.

Statistical Cut-Off Date:	August 1, 2005

Payment Dates:

Payment of principal and interest on the Offered Securities will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October 2005.

Interest Accrual:	The price to be paid by investors for the Offered Securities will not include accrued interest (settling flat).

Interest Accrual Period:

The "Interest Accrual Period" for the Offered Securities with respect to any Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Record Date:	With respect to the Offered Securities, the business day immediately preceding the Payment Date.

Federal Tax Status:

The Notes are anticipated to be debt for Federal income tax purposes, and an opinion will be delivered to that effect from counsel acceptable to the underwriters.

The trust will be classified as a taxable mortgage pool.  The trust will not, however, be subject to federal income tax as a corporation as long as the ownership certificate is owned exclusively by a “real estate investment trust” or by a “qualified REIT subsidiary.”  Saxon Securities and Certificates, Inc., the initial holder of the ownership certificate, will represent that it qualifies as a “qualified REIT subsidiary” and that it will own the ownership certificate directly, or indirectly through a “qualified REIT subsidiary.”

ERISA Eligibility:	The Offered Securities are expected to be ERISA eligible.

SMMEA Eligibility:	The Senior Notes and the Class M-1, Class M-2 and Class M-3 Notes are expected to be SMMEA eligible.

Optional Termination:

On the first Payment Date on which the aggregate principal balance of the Mortgage Loans is less than or equal to 20% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date, the Master Servicer will, unless the Master Servicer exercises its right to object to the date of the auction and causes it to be delayed in accordance with the Sale and Servicing Agreement, begin to solicit bids for the purchase of the Mortgage Loans and other property remaining in the trust.  The trust must sell the assets of the trust estate to the highest bidder so long as certain criteria described in the prospectus supplement are met. The terms of the transaction allow for a clean-up call of the Mortgage Loans and the redemption of the Offered Securities (the "Clean-up Call"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

Pricing Prepayment Speed:	The Offered Securities were priced based on the following collateral prepayment assumptions:

100% PPC for the Fixed Rate Mortgage Loans (100% PPC for the Fixed Rate Mortgage Loans is equal to 2.2% CPR to 22% CPR over 10 months)

100% PPC for the Adjustable Rate Mortgage Loans (100% PPC for the Adjustable Rate Mortgage Loans assumes 8% CPR in the first month of the life of the Mortgage Loan and an additional 2% each month until reaching 30% CPR in month 12 and remaining constant at 30% CPR through month 22, remaining constant at 55% CPR for months 23 through 27 and then remaining constant at 35% CPR for month 28 and thereafter.)

Initial Mortgage Loans:

As of the Statistical Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $551,241,353, consisting of approximately (i) $275,620,676 of fixed and adjustable rate conforming balance Mortgage Loans (the “Initial Group I Mortgage Loans”) and (ii) approximately $275,620,677 of fixed and adjustable rate conforming balance and non-conforming balance Mortgage Loans (the “Initial Group II Mortgage Loans”).  The Initial Group I Mortgage Loans and Initial Group II Mortgage Loans are collectively referred to herein as the “Initial Mortgage Loans.”  See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Additional Mortgage Loans:

On the Closing Date, in addition to the Initial Mortgage Loans, approximately $128,758,646  of additional loans will be added to the trust, consisting of approximately (i) $64,379,323 of additional conforming balance Mortgage Loans (the “Additional Group I Mortgage Loans”) and (ii) approximately $64,379,323 of additional conforming balance and non-conforming balance Mortgage Loans (the “Additional Group II Mortgage Loans”).  The Additional Group I Mortgage Loans and Additional Group II Mortgage Loans are collectively referred to herein as the “Additional Mortgage Loans.”  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”

Subsequent Mortgage Loans:

After the Closing Date, in addition to the Closing Date Mortgage Loans, approximately $220,000,000 of subsequent loans will be added to the trust, consisting of approximately (i) $110,000,000 of conforming balance Mortgage Loans (the “Subsequent Group I Mortgage Loans”) and (ii) approximately $110,000,000 of conforming balance and non-conforming balance Mortgage Loans (the “Subsequent Group II Mortgage Loans”).  The Subsequent Group I Mortgage Loans and the Subsequent Group II Mortgage Loans are collectively referred to herein as the “Subsequent Mortgage Loans.”

Pre-Funding Account:

On the Closing Date, a deposit of approximately $220,000,000 (the "Pre-Funding Amount") will be made to an account (the "Pre-Funding Account").  Approximately $110,000,000 will be used to purchase Subsequent Group I Mortgage Loans and $110,000,000 will be used to purchase Subsequent Group II Mortgage Loans.  On or prior to December 25, 2005 (the "Pre-Funding Period"), the Pre-Funding Amount will be used to purchase Subsequent Mortgage Loans having similar characteristics as the Initial Mortgage Loans.

Repurchase or Substitute of Mortgage Loans:

The Seller shall have the option, at any time to purchase any Delinquent Mortgage Loan or substitute an Eligible Substitute Mortgage Loan for any Delinquent Mortgage Loan as defined in the Sale and Servicing Agreement.

Total Size:	Approximately $900,000,000.

Servicing Fee:

The "Servicing Fee" applicable to each Mortgage Loan, and with respect to each Payment Date, equals the scheduled principal balance of the Mortgage Loan, on the first day of the month preceding such Payment Date, multiplied by one-twelfth of approximately 0.25% per annum, subject to increase if Saxon Mortgage Services, Inc. or an affiliate thereof is no longer the Servicer as described under "Retained Interest" below.

Retained Interest:

So long as Saxon Mortgage Services, Inc. or an affiliate thereof is the Servicer, the Seller will retain an interest in each Mortgage Loan, payable to the Seller on each Payment Date (the "Retained Interest"), equal to the scheduled principal balance of the Mortgage Loan, on the first day of the month of such Payment Date, multiplied by one-twelfth of: (i) approximately 0.05% per annum for the first ten Payment Dates following the Closing Date, (ii) approximately 0.15% per annum for the eleventh through thirtieth Payment Dates, inclusive, following the Closing Date, (iii) approximately 0.40% per annum for the thirty-first through forty-eighth Payment Dates, inclusive, following the Closing Date and (iv) approximately 0.55% per annum for the forty-ninth Payment Date following the Closing Date and each Payment Date thereafter.  If, at any time prior to the thirty-first Payment Date following the Closing Date, Saxon Mortgage Services, Inc. or an affiliate thereof ceases to be the Servicer, the Retained Interest will not be payable to the Seller on any subsequent Payment Date and the amount of the Retained Interest will be added to the Servicing Fee for such Payment Dates.  If, at any time on or after the thirty-first Payment Date following the Closing Date, Saxon Mortgage Services, Inc. or an affiliate thereof ceases to be the Servicer, a portion of the Retained Interest equal to 0.25% per annum on the scheduled principal balance of each Mortgage Loan will not be payable to the Seller on each succeeding Payment Date and such amount will be added to the Servicing Fee for such Payment Dates.

Master Servicing Fee:

The "Master Servicing Fee" applicable to each Mortgage Loan, and with respect to each Payment Date, equals the scheduled principal balance of the mortgage loan, on the first day of the Due Period with respect to such Payment Date, multiplied by one-twelfth of approximately 0.05% per annum.

Interest Rate:	The “Interest Rate” for any Payment Date for each Class of Notes will be equal to the lesser of (i) the Formula Rate and (ii) the Available Funds Cap Rate.

Formula Rate:	The “Formula Rate” with respect to each Class of Notes will be equal to the lesser of (i) One-Month LIBOR plus the respective margin for such Class and (ii) the Fixed Rate Cap.

Fixed Rate Cap:	As to any Payment Date, a per annum rate equal to 11.50% for each Class of Notes.

Available Funds Cap Rate:

As to any Payment Date, a per annum rate equal to (i) the quotient of (a) the sum of the interest funds for the Mortgage Loans net of the Servicing Fee, the Master Servicing Fee, Retained Interest, fees related to the MGIC PMI Policy and any amounts reimbursable to the Servicer, Master Servicer, or Indenture Trustee,  and the Net Swap Payment or Priority Swap Termination Payment made to the Swap Provider divided by (b) the aggregate principal amount of the Notes as of the beginning of the related Interest Accrual Period, multiplied by (ii) 360 divided by the actual number of days in the related Interest Accrual Period.

Swap Agreement:

On the Closing Date, the Issuer will enter into an interest rate hedge agreement (the “Swap Agreement”) with an initial notional amount of $680,000,000 with respect to the Notes. Under the Swap Agreement, the Issuer will be obligated to pay on the Business Day immediately preceding each Payment Date an amount equal to [4.400]% per annum on the notional amount as set forth in the Swap Agreement and set forth on page 27 of these Computational Materials to the Swap Provider and the Issuer will be entitled to receive on the Business Day immediately preceding each Payment Date an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”). Generally, Net Swap Payments made by the Swap Provider will constitute part of the Available Funds on each Payment Date and will be applied as part of the available interest amount and Net Swap Payments made by the Issuer will be paid from Available Funds prior to payments on the Notes.

Upon early termination of the Swap Agreement, the Issuer or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the Issuer is required to make a Swap Termination Payment, that payment will be paid on the related Payment Date, and on any subsequent Payment Dates until paid in full. If the Swap Termination Payment is a Priority Swap Termination Payment, it will be paid prior to distributions to Note holders. “Priority Swap Termination Payment” means any Swap Termination Payment resulting from an event of default or termination event (each as defined in the Swap Agreement) under the Swap Agreement with respect to which the Swap Provider was not the sole defaulting or affected party.

Credit Enhancements:

Consists of the following:

1.

Net Swap Payments received from the Swap Provider, if any;

2.

Net Monthly Excess Cashflow;

3.

100% of the Pledged Prepayment Penalty Cashflow;

4.

Primary Mortgage Insurance;

5.

Overcollateralization Amount; and

6.

Subordination.

Net Monthly Excess Cashflow:

The "Net Monthly Excess Cashflow" for any Payment Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (i) the Available Funds for such Payment Date over (ii) the sum for such Payment Date of (A) the Monthly Interest Payment Amounts for the Offered Securities and (B) the Principal Funds.

Pledged Prepayment Penalty Cashflow:	The interest collections from the Mortgage Loans will be supplemented by 100% of the maximum contractual prepayment penalty cashflow owed and not waived by the Servicer on any Mortgage Loans.

Payments of Pledged Prepayment Penalty Cashflow:	Any Pledged Prepayment Penalty Cashflow will be payable in the same manner as Net Monthly Excess Cashflow.

Overcollateralization Amount:

The "Overcollateralization Amount" is equal to the excess of (a) the aggregate principal balance of the Mortgage Loans and (b) any amounts remaining on deposit in the Pre-Funding Account, over the sum of the aggregate principal amount of the Offered Securities.  To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Net Monthly Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Overcollateralization Target Amount:

Prior to the Stepdown Date, the "Overcollateralization Target Amount" will be equal to 2.40% multiplied by the sum of (a) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (b) the amount on deposit in the Pre-Funding Account on the Closing Date.  On and after the Stepdown Date, (assuming a Trigger Event is not in effect) the Overcollateralization Target Amount will be equal to the greater of (a) the lesser of (i) 2.40% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and the amount on deposit in the Pre-Funding Account on the Closing Date and (ii) 4.80% of the aggregate current principal balance of the Mortgage Loans as of the last day of the related Due Period and (b) 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and the amount on deposit in the Pre-Funding Account on the Closing Date.

Overcollateralization Deficiency Amount:

An "Overcollateralization Deficiency Amount" with respect to any Payment Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization Amount on such Payment Date (after giving effect to payments in respect of the Basic Principal Payment Amount on such Payment Date).

Overcollateralization Release Amount:

The "Overcollateralization Release Amount" means, with respect to any Payment Date, the lesser of (a) the aggregate Principal Funds for such Payment Date and (b) the excess, if any, of (i) the Overcollateralization Amount for such Payment Date (assuming that 100% of the aggregate Principal Funds is applied as a principal payment on such Payment Date) over (ii) the Overcollateralization Target Amount for such Payment Date.

Stepdown Date:

The earlier to occur of (a) the Payment Date on which the Note Principal Balances of the Senior Notes have been reduced to zero and (b) the later to occur of (i) the Payment Date in October 2008 and (ii) the first Payment Date on which the aggregate principal amount of the Senior Notes (after taking into account payments of principal on such Payment Date) is less than or equal to 55.60% of the aggregate principal balance of the Mortgage Loans.

Credit Enhancement Percentage:

The "Credit Enhancement Percentage" for a Payment Date is equal to (a) the aggregate principal amount of the Subordinate Notes and the Overcollateralization Amount divided by (b) the aggregate principal balance of the Mortgage Loans.

Primary Mortgage Insurance Policy:

A loan level primary mortgage insurance policy (the “MGIC PMI Policy”) will be acquired from Mortgage Guaranty Insurance Corporation (“MGIC”) on or prior to the Closing Date.  Approximately 12.89% of the Initial Group I Mortgage Loans and approximately 11.52% of the Initial Group II Mortgage Loans, each of which have original loan-to-value ratios in excess of 80% will be covered by the MGIC PMI Policy.

For certain limited documentation or stated documentation Mortgage Loans with original loan-to-value ratios greater than or equal to 80%, the MGIC PMI Policy covers a portion of the loss on the related Mortgage Loans to a level where the uninsured exposure of the Mortgage Loans is reduced to an amount equal to approximately 80% of the original loan-to-value ratio of such Mortgage Loan.  For certain full documentation Mortgage Loans with original loan-to-value ratios greater than or equal to 90%, the MGIC PMI Policy covers a portion of the loss on the related Mortgage Loans to a level where the uninsured exposure of the Mortgage Loan is reduced to an amount equal to approximately 90% of the original loan-to-value ratio of such Mortgage Loan.

Trigger Event:

A "Trigger Event," on any Payment Date after the Stepdown Date, is in effect for the Offered Securities if the 60+ day delinquency percentage (including loans in bankruptcy, foreclosure, or REO) is greater than 38.25% of the Credit Enhancement Percentage or, if on any Payment Date, the cumulative losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts on deposit in the Pre-Funding Account on the Closing Date, for the related Payment Dates, is greater than:

Payment Date

Cumulative Loss %

Months 25-36

1.45% in the first month plus an additional 1/12th of 1.75%

for every month thereafter

Months 37-48

3.20% in the first month plus an additional 1/12th of 1.85%

for every month thereafter

Months 49-60

5.05% in the first month plus an additional 1/12th of 1.45%

for every month thereafter

Months 61-72

6.50% in the first month plus an additional 1/12th of 0.80%

for every month thereafter

Months 73 and thereafter

7.30%

Class Sizes:

Target Credit Enhancement

Initial Class Sizes

Initial Credit Enhancement

After Stepdown Date

Class

Percent

Class

Percent

Class

Percent

A

80.20%

A

19.80%

A

44.40%

M-1

3.80%

M-1

16.00%

M-1

36.80%

M-2

3.50%

M-2

12.50%

M-2

29.80%

M-3

2.30%

M-3

10.20%

M-3

25.20%

M-4

1.80%

M-4

8.40%

M-4

21.60%

M-5

1.75%

M-5

6.65%

M-5

18.10%

M-6

1.45%

M-6

5.20%

M-6

15.20%

B-1

1.60%

B-1

3.60%

B-1

12.00%

B-2

1.10%

B-2

2.50%

B-2

9.80%

B-3

1.10%

B-3

1.40%

B-3

7.60%

B-4

1.40%

B-4

0.00%

B-4

4.80%

Available Funds:

Payments to holders of each class of Offered Securities will be made on each Payment Date from “Available Funds.”  With respect to any Payment Date, Available Funds will be deposited in the payment account, and will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable to the Master Servicer, the Servicer, or the Indenture Trustee and any Net Swap Payments or Priority Swap Termination Payments payable by the Issuer to the Swap Provider: (a) the aggregate amount of monthly payments on the Mortgage Loans due on the related Due Date and received by the Servicer by the remittance date after deduction of the Master Servicing Fee, Servicing Fee, any PMI MGIC insurance premiums and Retained Interest for such Payment Date, any accrued and unpaid Servicing Fees, Master Servicing Fees and Retained Interest in respect of any prior Payment Dates, (b) certain unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related Prepayment Period, including prepayment penalty charges, (c) payments from the Master Servicer and the Servicer in connection with advances and prepayment interest shortfalls for such Payment Date, (d) any Net Swap Payments or Swap Termination Payments payable by the Swap Provider to the Issuer and (e) on the Payment Date on which the Issuer is to be terminated in accordance with the indenture, that portion of the termination price constituting principal.

Interest Payments:

On each Payment Date, the Indenture Trustee shall withdraw from the payment account for each related group’s Available Funds for such Payment Date consisting of the available interest amount (including any Net Swap Payments or Swap Termination Payments payable by the Swap Provider to the Issuer) for such Payment Date and pay it in the following order of priority:

(i)

Concurrently, pro rata to the holders of the Class A Notes, the related Monthly Interest Payment Amount for each class for such Payment Date;

(ii)

To the holders of the Class M-1 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(iii)

To the holders of the Class M-2 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(iv)

To the holders of the Class M-3 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(v)

To the holders of the Class M-4 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(vi)

To the holders of the Class M-5 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(vii)

To the holders of the Class M-6 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(viii)

To the holders of the Class B-1 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(ix)

To the holders of the Class B-2 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(x)

To the holders of the Class B-3 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(xi)

To the holders of the Class B-4 Notes, the Monthly Interest Payment Amount for such class for such Payment Date; and

(xii)

Any remainder will be treated as Net Monthly Excess Cashflow.

On any Payment Date, any interest reductions resulting from the application of (a) the Relief Act and (b) any prepayment interest shortfalls to the extent not covered by compensating interest paid by the Servicer (collectively “Uncompensated Shortfalls”) will result in less interest being available to make payments on the Offered Securities.

Principal Payments:

On each Payment Date, the Principal Payment Amount is paid as follows:

(i)

Class A Principal Payment Amount is paid as follows:

(A)

(i)

Amounts constituting the Principal Payment Amount attributable to Group I Mortgage Loans to the Class A-1A Notes until the class principal amount of such class has been reduced to zero; and
(ii)

Amounts constituting the Principal Payment Amount attributable to Group II Mortgage Loans to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, sequentially, until the class principal balances thereof have been reduced to zero;

(B)

If the class principal balance of any of the Group I or Group II Senior Notes is reduced to zero, any remaining amount of principal payments for such group will be paid to the remaining group, after taking into account payments pursuant to clause (A) above, until the class principal balance of each group’s Class A Notes has been reduced to zero;

(ii)

To the Class M-1 Notes, the Class M-1 Principal Payment Amount;

(iii)

To the Class M-2 Notes, the Class M-2 Principal Payment Amount;

(iv)

To the Class M-3 Notes, the Class M-3 Principal Payment Amount;

(v)

To the Class M-4 Notes, the Class M-4 Principal Payment Amount;

(vi)

To the Class M-5 Notes, the Class M-5 Principal Payment Amount;

(vii)

To the Class M-6 Notes, the Class M-6 Principal Payment Amount;

(viii)

To the Class B-1 Notes, the Class B-1 Principal Payment Amount;

(ix)

To the Class B-2 Notes, the Class B-2 Principal Payment Amount;

(x)

To the Class B-3 Notes, the Class B-3 Principal Payment Amount;

(xi)

To the Class B-4 Notes, the Class B-4 Principal Payment Amount; and

(xii)

Any remainder will be treated as Net Monthly Excess Cashflow.

Notwithstanding the priority described above, prior to the Stepdown Date and on any Payment Date on which a Trigger Event exists, Principal Funds will generally be applied to the most senior class of Notes, as more fully described in the prospectus supplement.

Net Monthly Excess Cash Flow and Pledged Prepayment Penalty Cashflow:

With respect to any Payment Date, any Net Monthly Excess Cashflow and Pledged Prepayment Penalty Cashflow, shall be paid as follows:

(i)

To pay the Extra Principal Payment Amount on the Notes;

(ii)

Concurrently, to the holders of the Class A-1A, Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, any Available Funds Shortfall Amounts;

(iii)

To the holders of the Class M-1 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(iv)

To the holders of the Class M-2 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(v)

To the holders of the Class M-3 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(vi)

To the holders of the Class M-4 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(vii)

To the holders of the Class M-5 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(viii)

To the holders of the Class M-6 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(ix)

To the holders of the Class B-1 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(x)

To the holders of the Class B-2 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(xi)

To the holders of the Class B-3 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(xii)

To the holders of the Class B-4 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(xiii)

To pay any Swap Termination Payment (other than a Priority Swap Termination Payment) owed to the Swap Provider; and

(xiv)

To the holder of the ownership interest in the Issuer.

Monthly Interest Payment

Amount:

The "Monthly Interest Payment Amount" for any Payment Date and each class of Offered Securities equals the amount of interest accrued during the related Interest Accrual Period at the related Interest Rate on the note principal amount of such class immediately prior to such Payment Date.

Available Funds Shortfall

Amount:

The "Available Funds Shortfall Amount" for any class of Notes and Payment Date equals (a) the excess of the amount that would have been the Monthly Interest Payment Amount for such class of Notes had the Interest Rate for such class of Notes been determined without regard to the Available Funds Cap Rate over the actual Monthly Interest Payment Amount paid for such Payment Date; (b) the excess described in clause (a) for any preceding Payment Date that remains unpaid, and (c) interest on the amount described in clause (b) at the applicable Interest Rate determined for this purpose without regard to the Available Funds Cap Rate.

Principal Funds:

"Principal Funds" means with respect any Payment Date, the sum of (a) all scheduled payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related Due Period, (b) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Servicer or Master Servicer as applicable during such Prepayment Period, (c) the principal portion of all net liquidation proceeds and insurance proceeds received during such Prepayment Period, (d) that portion of the purchase price, representing principal of any repurchased mortgage, deposited to the collection account during such Prepayment Period and (e) the principal portion of any related substitution adjustments deposited in the collection account during such Prepayment Period.

Principal Payment Amount:

The "Principal Payment Amount" means for any Payment Date the sum of the Basic Principal Payment Amount and the Extra Principal Payment Amount.

Basic Principal Payment

Amount:

The "Basic Principal Payment Amount" means for any Payment Date the excess of (a) the Principal Funds for such Payment Date over (b) the Overcollateralization Release Amount, if any, for such Payment Date.

Extra Principal Payment

Amount:

The "Extra Principal Payment Amount" with respect to any Payment Date is the lesser of (a) the Net Monthly Excess Cashflow for such Payment Date and (b) the Overcollateralization Deficiency Amount for such Payment Date.

Class A Principal Payment

Amount:

With respect to any Payment Date prior to the Stepdown Date or as to which a Trigger Event exists, 100% of the Principal Payment Amount.  With respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of the Class A Note Principal Amount immediately prior to the Payment Date over the lesser of (i) 55.60% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of Cut-Off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-1 Principal

Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date) and the Class M-1 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 63.20% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-2 Principal

Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), and the Class M-2 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 70.20% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-3 Principal

Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), and the Class M-3 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 74.80% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-4 Principal

Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), and the Class M-4 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 78.40% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-5 Principal

Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), the Class M-4 Note Principal Amount (after giving effect to payments on that date), and the Class M-5 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 81.90% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-6 Principal

Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), the Class M-4 Note Principal Amount (after giving effect to payments on that date), the Class M-5 Note Principal Amount (after giving effect to payments on that date), and the Class M-6 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 84.80% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-1 Principal

Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), the Class M-4 Note Principal Amount (after giving effect to payments on that date), the Class M-5 Note Principal Amount (after giving effect to payments on that date), the Class M-6 Note Principal Amount (after giving effect to payments on that date), and the Class B-1 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 88.00% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-2 Principal

Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), the Class M-4 Note Principal Amount (after giving effect to payments on that date), the Class M-5 Note Principal Amount (after giving effect to payments on that date), the Class M-6 Note Principal Amount (after giving effect to payments on that date), the Class B-1 Note Principal Amount (after giving effect to payments on that date), and the Class B-2 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 90.20% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-3 Principal

Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), the Class M-4 Note Principal Amount (after giving effect to payments on that date), the Class M-5 Note Principal Amount (after giving effect to payments on that date), the Class M-6 Note Principal Amount (after giving effect to payments on that date), the Class B-1 Note Principal Amount (after giving effect to payments on that date), the Class B-2 Note Principal Amount (after giving effect to payments on that date), and the Class B-3 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 92.40% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-4 Principal

Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), the Class M-4 Note Principal Amount (after giving effect to payments on that date), the Class M-5 Note Principal Amount (after giving effect to payments on that date), the Class M-6 Note Principal Amount (after giving effect to payments on that date), the Class B-1 Note Principal Amount (after giving effect to payments on that date), the Class B-2 Note Principal Amount (after giving effect to payments on that date), the Class B-3 Note Principal Amount (after giving effect to payments on that date)and the Class B-4 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 95.20% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Realized Losses:

“Realized Loss” means, with respect to any defaulted Mortgage Loan that is liquidated (other than a Non-Recoverable Mortgage Loan), the amount of loss realized equal to the portion of the Principal Balance remaining unpaid after application of all liquidation proceeds and insurance proceeds net of amounts reimbursable to the Servicer and the Master Servicer for related Advances, Servicing Advances and Servicing Fees in respect of such Mortgage Loan.  All Realized Losses on the Mortgage Loans will be allocated on each Payment Date, first to the Net Monthly Excess Cashflow and second in reduction of the Overcollateralization Amount.  Realized Losses will not result in any reduction of the Note Principal Balance of any class of Notes.  It is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Notes all interest and principal amounts to which such Notes are then entitled and it is likely that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Subordinate Notes all interest and principal amounts to which such Notes are entitled.

Non-Recoverable Mortgage

Loan:

A “Non-Recoverable Mortgage Loan” is any defaulted mortgage loan as to which the servicer has determined that the expenses associated with the liquidation and foreclosure thereof will exceed the proceeds.

Due Period:

A “Due Period” with respect to any Payment Date is the period commencing on the second day of the month preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

Prepayment Period:

The “Prepayment Period” for any Payment Date is the period beginning on the day after the determination date in the month immediately preceding the month in which the Payment Date occurs (or in the case of the first Payment Date, the Cut-off Date) and ending on the determination date of the month in which such Payment Date occurs.

Delinquent Mortgage Loan:

Any Mortgage Loan that is 60 Days Delinquent, including in foreclosure, bankruptcy or REO.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Saxon Asset Securities Trust

Mortgage Loan Asset Backed Notes, Series 2005-3

Note Sensitivity Tables*
to 10% Clean-up Call

Class A-1A to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	18.91	4.25	2.94	2.15	1.56	1.31	1.16
MDUR (yr)	12.46	3.64	2.63	1.98	1.47	1.24	1.11
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	348	152	103	75	58	30	25

Class A-2A to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	13.04	1.58	1.21	1.00	0.85	0.75	0.68
MDUR (yr)	9.68	1.50	1.16	0.96	0.82	0.73	0.66
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	250	36	26	22	18	16	14

Class A-2B to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	22.28	3.65	2.46	2.00	1.74	1.50	1.31
MDUR (yr)	14.66	3.34	2.31	1.89	1.66	1.43	1.25
First Prin Pay	250	36	26	22	18	16	14
Last Prin Pay	287	54	35	26	23	21	18

Class A-2C to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.51	7.27	4.82	3.15	2.20	1.95	1.75
MDUR (yr)	16.10	6.15	4.28	2.89	2.07	1.84	1.66
First Prin Pay	287	54	35	26	23	21	18
Last Prin Pay	345	138	92	67	32	26	23

Class A-2D to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	28.97	12.53	8.47	6.17	3.26	2.27	2.00
MDUR (yr)	16.71	9.64	7.03	5.35	2.99	2.13	1.89
First Prin Pay	345	138	92	67	32	26	23
Last Prin Pay	348	152	103	75	58	30	25

Class M-1 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.85	8.40	5.67	4.72	4.82	3.51	2.39
MDUR (yr)	15.84	6.83	4.89	4.19	4.29	3.20	2.23
First Prin Pay	278	50	38	46	58	30	25
Last Prin Pay	348	152	103	75	58	45	34

* Assume 100% of prepayment penalties are collected

Class M-2 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.85	8.40	5.66	4.57	4.65	3.74	2.82
MDUR (yr)	15.78	6.82	4.88	4.06	4.14	3.39	2.61
First Prin Pay	278	50	38	43	51	45	34
Last Prin Pay	348	152	103	75	58	45	34

Class M-3 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.85	8.40	5.66	4.48	4.27	3.67	2.82
MDUR (yr)	15.75	6.82	4.87	3.99	3.83	3.34	2.61
First Prin Pay	278	50	38	42	47	42	34
Last Prin Pay	348	152	103	75	58	45	34

Class M-4 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.85	8.40	5.65	4.44	4.09	3.46	2.72
MDUR (yr)	15.57	6.78	4.85	3.94	3.67	3.15	2.52
First Prin Pay	278	50	37	41	45	39	31
Last Prin Pay	348	152	103	75	58	45	34

Class M-5 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.85	8.40	5.65	4.40	3.97	3.31	2.56
MDUR (yr)	15.51	6.77	4.84	3.91	3.57	3.02	2.37
First Prin Pay	278	50	37	40	43	37	29
Last Prin Pay	348	152	103	75	58	45	34

Class M-6 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.85	8.40	5.65	4.38	3.88	3.21	2.45
MDUR (yr)	15.39	6.75	4.83	3.88	3.49	2.93	2.28
First Prin Pay	278	50	37	39	42	36	28
Last Prin Pay	348	152	103	75	58	45	34

Class B-1 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.85	8.40	5.65	4.36	3.81	3.13	2.39
MDUR (yr)	14.58	6.60	4.75	3.81	3.39	2.83	2.21
First Prin Pay	278	50	37	39	40	34	27
Last Prin Pay	348	152	103	75	58	45	34

* Assume 100% of prepayment penalties are collected

Class B-2 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.85	8.40	5.65	4.34	3.76	3.07	2.38
MDUR (yr)	14.34	6.55	4.73	3.77	3.34	2.78	2.19
First Prin Pay	278	50	37	38	39	33	27
Last Prin Pay	348	152	103	75	58	45	34

Class B-3 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.85	8.40	5.65	4.33	3.72	3.02	2.33
MDUR (yr)	13.58	6.40	4.65	3.72	3.26	2.71	2.13
First Prin Pay	278	50	37	38	39	33	26
Last Prin Pay	348	152	103	75	58	45	34

* Assume 100% of prepayment penalties are collected

Note Sensitivity Tables*
to Maturity

Class A-1A to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	18.94	4.58	3.19	2.36	1.68	1.31	1.16
MDUR (yr)	12.47	3.81	2.79	2.12	1.56	1.24	1.11
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	360	308	232	177	140	30	25

Class A-2A to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	13.04	1.58	1.21	1.00	0.85	0.75	0.68
MDUR (yr)	9.68	1.50	1.16	0.96	0.82	0.73	0.66
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	250	36	26	22	18	16	14

Class A-2B to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	22.28	3.65	2.46	2.00	1.74	1.50	1.31
MDUR (yr)	14.66	3.34	2.31	1.89	1.66	1.43	1.25
First Prin Pay	250	36	26	22	18	16	14
Last Prin Pay	287	54	35	26	23	21	18

Class A-2C to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.51	7.27	4.82	3.15	2.20	1.95	1.75
MDUR (yr)	16.10	6.15	4.28	2.89	2.07	1.84	1.66
First Prin Pay	287	54	35	26	23	21	18
Last Prin Pay	345	138	92	67	32	26	23

Class A-2D to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	29.40	15.93	10.92	8.02	4.10	2.27	2.00
MDUR (yr)	16.85	11.39	8.56	6.65	3.61	2.13	1.89
First Prin Pay	345	138	92	67	32	26	23
Last Prin Pay	360	301	222	166	126	30	25

Class M-1 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.95	9.26	6.29	5.21	6.12	5.82	3.76
MDUR (yr)	15.87	7.27	5.28	4.54	5.29	5.00	3.34
First Prin Pay	278	50	38	46	61	30	25
Last Prin Pay	359	274	198	148	116	113	93

* Assume 100% of prepayment penalties are collected

Class M-2 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.95	9.24	6.27	5.04	5.04	4.57	4.02
MDUR (yr)	15.81	7.25	5.26	4.39	4.44	4.07	3.62
First Prin Pay	278	50	38	43	51	47	39
Last Prin Pay	359	265	189	142	111	89	72

Class M-3 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.95	9.21	6.24	4.93	4.63	3.99	3.24
MDUR (yr)	15.78	7.23	5.24	4.31	4.10	3.59	2.96
First Prin Pay	278	50	38	42	47	42	34
Last Prin Pay	358	255	180	135	105	84	67

Class M-4 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.95	9.18	6.22	4.87	4.43	3.74	2.95
MDUR (yr)	15.59	7.18	5.20	4.24	3.93	3.38	2.71
First Prin Pay	278	50	37	41	45	39	31
Last Prin Pay	358	246	173	129	100	80	64

Class M-5 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.95	9.15	6.18	4.82	4.29	3.58	2.78
MDUR (yr)	15.54	7.16	5.18	4.20	3.81	3.24	2.56
First Prin Pay	278	50	37	40	43	37	29
Last Prin Pay	358	238	166	124	96	77	61

Class M-6 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.95	9.10	6.15	4.77	4.18	3.46	2.66
MDUR (yr)	15.42	7.11	5.15	4.15	3.72	3.13	2.45
First Prin Pay	278	50	37	39	42	36	28
Last Prin Pay	357	228	159	118	91	73	57

Class B-1 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.94	9.04	6.10	4.71	4.08	3.36	2.58
MDUR (yr)	14.60	6.91	5.03	4.05	3.59	3.01	2.36
First Prin Pay	278	50	37	39	40	34	27
Last Prin Pay	356	218	151	112	87	69	54

* Assume 100% of prepayment penalties are collected

Class B-2 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.93	8.95	6.03	4.63	3.99	3.27	2.54
MDUR (yr)	14.36	6.82	4.96	3.98	3.51	2.93	2.32
First Prin Pay	278	50	37	38	39	33	27
Last Prin Pay	355	205	141	104	80	64	50

Class B-3 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.92	8.83	5.95	4.57	3.89	3.17	2.45
MDUR (yr)	13.59	6.60	4.82	3.88	3.39	2.83	2.23
First Prin Pay	278	50	37	38	39	33	26
Last Prin Pay	354	193	132	97	75	59	46

* Assume 100% of prepayment penalties are collected

Available Funds Cap Rate Schedule

	Available Funds	Available Funds		Available Funds	Available Funds
Payment Date	Cap Rate (%)(1)(2)	Cap (%)(1)(3)	Payment Date	Cap Rate (%)(1)(2)	Cap (%)(1)(3)
1	N/A	N/A	38	9.87	11.50
2	6.56	11.50	39	10.19	11.50
3	6.87	11.50	40	9.85	11.50
4	6.72	11.50	41	9.84	11.50
5	6.72	11.50	42	11.00	11.50
6	7.44	11.50	43	10.35	11.50
7	6.72	11.50	44	10.88	11.50
8	6.95	11.50	45	10.51	11.50
9	6.73	11.50	46	10.85	11.50
10	6.96	11.50	47	10.48	10.48
11	6.64	11.50	48	10.48	10.48
12	6.64	11.50	49	10.79	10.79
13	6.87	11.50	50	10.47	10.47
14	6.66	11.50	51	10.80	10.80
15	6.88	11.50	52	10.43	10.43
16	6.67	11.50	53	10.42	10.42
17	6.68	11.50	54	11.52	11.50
18	7.40	11.50	55	10.49	10.49
19	6.69	11.50	56	10.86	10.86
20	6.92	11.50	57	10.49	10.49
21	6.71	11.50	58	10.82	10.82
22	6.94	11.50	59	10.46	10.46
23	6.73	11.50	60	10.44	10.44
24	7.07	11.50	61	10.77	10.77
25	8.33	11.50	62	10.41	10.41
26	8.54	11.50	63	10.74	10.74
27	8.84	11.50	64	10.37	10.37
28	8.57	11.50	65	10.35	10.35
29	8.58	11.50	66	11.44	11.44
30	9.31	11.50	67	10.31	10.31
31	8.80	11.50	68	10.64	10.64
32	9.26	11.50	69	10.27	10.27
33	8.98	11.50	70	10.60	10.60
34	9.29	11.50	71	10.24	10.24
35	9.01	11.50	72	10.22	10.22
36	9.14	11.50	73	10.54	10.54
37	10.17	11.50	74	10.18	10.18

(1)

Available Funds Cap means, as to any Payment Date, a per annum rate equal to (i) the quotient of (a) the sum of the interest funds for the Mortgage Loans net of the Servicing Fee, the Master Servicing Fee, Retained Interest, fees related to the MGIC PMI Policy and any amounts reimbursable to the Servicer, Master Servicer, or Indenture Trustee, and the Net Swap Payment or Swap Termination Payment made to the Swap Provider divided by (b) the aggregate principal amount of the Notes as of the beginning of the related Interest Accrual Period, multiplied by (ii) 360 divided by the actual number of days in the related Accrual Period.  Subject to the Fixed Rate Cap of 11.50%.

(2)

Assumes no losses, Pricing Prepayment Speed, 10% cleanup Call and 1 month LIBOR and 6 month LIBOR remain constant at 3.641% and 4.035% respectively, for the first Payment Dates and all increase to 20.000% after the first Payment Date.

(3)

Assumes no losses, Pricing Prepayment Speed, 10% cleanup Call, and 1 month LIBOR and 6 month LIBOR remain constant at 3.641% and 4.035% respectively, for the first Payment Dates and all increase to 20.000% after the first Payment Date.  The values indicated include proceeds from the Net Swap Payment received from the Swap Provider, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

Swap Schedule

Period	Notional Balance ($)	Period	Notional Balance ($)
1	680,000,000.00	24	350,442,794.94
2	892,163,275.03	25	281,068,725.48
3	880,446,038.03	26	172,496,476.56
4	866,274,717.65	27	118,568,375.47
5	849,677,365.94	28	110,647,361.20
6	830,701,852.85	29	105,306,619.46
7	809,416,323.05	30	100,908,631.11
8	785,910,869.67	31	96,709,197.13
9	760,264,982.55	32	92,698,597.90
10	732,675,765.73	33	88,867,624.34
11	703,341,794.11	34	85,207,549.61
12	672,775,840.42	35	81,696,262.37
13	642,434,554.24	36	78,243,217.70
14	612,921,613.24	37	74,974,130.31
15	584,786,112.63	38	59,129,461.09
16	557,962,966.14	39	52,726,299.77
17	532,390,191.37	40	50,930,456.43
18	508,008,760.69	41	49,195,409.62
19	484,762,459.50	42	47,519,108.22
20	462,512,364.63	43	45,899,570.31
21	441,234,578.49	44	44,334,880.76
22	420,378,231.46	45	42,823,189.04
23	386,832,958.40	46	41,362,706.96

Excess Spread (1,2)

Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)	Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)
1	3.64100	4.03500	N/A	N/A	38	4.43900	4.48000	4.07	3.59
2	3.82700	4.15300	2.73	2.54	39	4.43800	4.48100	4.37	3.90
3	4.00300	4.23900	2.99	2.63	40	4.43700	4.48300	4.11	3.63
4	4.07500	4.29200	2.81	2.38	41	4.43700	4.48600	4.11	3.63
5	4.18500	4.33700	2.85	2.31	42	4.43800	4.49100	4.98	4.52
6	4.27500	4.36400	3.63	3.00	43	4.44100	4.49700	4.11	3.65
7	4.33700	4.37600	2.94	2.25	44	4.44400	4.50400	4.37	3.94
8	4.33300	4.38000	3.21	2.53	45	4.44900	4.51200	4.10	3.65
9	4.31700	4.38500	3.03	2.36	46	4.45600	4.51900	4.36	3.91
10	4.33800	4.39200	3.31	2.62	47	4.46400	4.52700	4.09	3.62
11	4.34400	4.39800	3.02	2.33	48	4.47500	4.53400	4.09	3.61
12	4.34700	4.40500	3.03	2.34	49	4.48300	4.54000	4.20	3.74
13	4.36100	4.41100	3.27	2.57	50	4.48900	4.54600	3.93	3.47
14	4.36300	4.41600	3.04	2.34	51	4.49400	4.55200	4.19	3.73
15	4.36100	4.42000	3.28	2.58	52	4.50000	4.55800	3.92	3.44
16	4.37200	4.42400	3.04	2.34	53	4.50600	4.56400	3.92	3.43
17	4.38200	4.42400	3.04	2.32	54	4.51200	4.57000	4.75	4.29
18	4.38500	4.41500	3.78	3.06	55	4.51700	4.57600	3.90	3.41
19	4.38700	4.40600	3.04	2.32	56	4.52300	4.58200	4.15	3.68
20	4.38900	4.40300	3.27	2.55	57	4.52900	4.58800	3.88	3.39
21	4.38500	4.40200	3.04	2.32	58	4.53500	4.59400	4.13	3.64
22	4.37300	4.40300	3.52	2.81	59	4.54100	4.60100	3.86	3.36
23	4.32600	4.40900	3.39	2.73	60	4.54700	4.60700	3.86	3.34
24	4.33100	4.42400	3.40	2.77	61	4.55300	4.61300	4.11	3.61
25	4.37000	4.44000	4.42	3.82	62	4.56000	4.61900	3.84	3.33
26	4.38300	4.45000	4.37	3.79	63	4.56600	4.62500	4.09	3.59
27	4.39400	4.45900	4.61	4.03	64	4.57200	4.63100	3.82	3.30
28	4.40500	4.46700	4.28	3.68	65	4.57800	4.63700	3.81	3.28
29	4.41500	4.47400	4.25	3.64	66	4.58400	4.64300	4.63	4.14
30	4.42400	4.47900	4.81	4.23	67	4.59000	4.64900	3.79	3.26
31	4.43100	4.48200	4.00	3.48	68	4.59500	4.65500	4.04	3.52
32	4.43700	4.48400	4.26	3.78	69	4.60100	4.66100	3.78	3.24
33	4.44200	4.48400	3.99	3.49	70	4.60700	4.66600	4.03	3.49
34	4.44400	4.48400	4.25	3.76	71	4.61300	4.67200	3.76	3.21
35	4.44500	4.48200	3.98	3.48	72	4.61800	4.67700	3.75	3.19
36	4.44400	4.48100	3.95	3.45	73	4.62400	4.68300	4.00	3.46
37	4.44100	4.48000	4.38	3.92	74	4.62900	4.68800	3.73	3.18

(1)

Assumes the Pricing Prepayment Speed.

(2)

Calculated as (a) interest collections on the collateral (net of the trust administrations, master servicing and servicing fees) plus Pledged Prepayment Penalty Cashflow, less total interest on the Offered Notes divided by (b) collateral balance as of the beginning period and multiplied by 360 and divided by the actual number of days in the related Accrual Period.

Breakeven Losses

Class	M1	M2	M3	M4	M5
Rating (M/S/F)	Aa1/AA+/AA+	Aa2/AA/AA	Aa3/AA-/AA-	A1/A+/A+	A2/A/A

Loss Severity	30%	30%	30%	30%	30%
CDR	45.55 CDR	34.45 CDR	28.42 CDR	24.24 CDR	20.57 CDR
Collateral Loss	20.53%	17.61%	15.68%	14.15%	12.65%

Loss Severity	40%	40%	40%	40%	40%
CDR	29.62 CDR	23.3 CDR	19.66 CDR	17.03 CDR	14.66 CDR
Collateral Loss	21.45%	18.37%	16.34%	14.74%	13.17%

Loss Severity	50%	50%	50%	50%	50%
CDR	21.89 CDR	17.58 CDR	15.01 CDR	13.12 CDR	11.38 CDR
Collateral Loss	22.01%	18.85%	16.77%	15.12%	13.50%

Class	M6	B1	B2	B3
Rating (M/S/F)	A3/A-/A-	Baa1/BBB+/BBB+	Baa2/BBB/BBB	Baa3/BBB-/BBB-

Loss Severity	30%	30%	30%	30%
CDR	17.75 CDR	14.8 CDR	12.91 CDR	11.11 CDR
Collateral Loss	11.39%	9.95%	8.96%	7.95%

Loss Severity	40%	40%	40%	40%
CDR	12.78 CDR	10.78 CDR	9.46 CDR	8.21 CDR
Collateral Loss	11.85%	10.34%	9.29%	8.25%

Loss Severity	50%	50%	50%	50%
CDR	9.98 CDR	8.47 CDR	7.47 CDR	6.5 CDR
Collateral Loss	12.14%	10.58%	9.51%	8.42%

Assumptions
12 Month Delay
Delinquency Trigger Failing
Run to Maturity
Defaults are in addition to prepayments
Run at pricing speed
"Break" is CDR which results in approximate first dollar of principal loss
Forward LIBOR

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Saxon Asset Securities Trust

Mortgage Loan Asset Backed Notes, Series 2005-3

Initial Mortgage Loans

As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$551,241,354	$29,978	$861,600
Average Scheduled Principal Balance	$184,670
Number of Mortgage Loans	2,985

Weighted Average Gross Coupon	7.174%	4.750%	11.800%
Weighted Average FICO Score	613	470	809
Weighted Average Original LTV	79.07%	12.62%	100.00%
Weighted Average Debt Ratio	40.01%	1.96%	61.56%

Weighted Average Original Term	357 months	120 months	360 months
Weighted Average Stated Remaining Term	356 months	120 months	360 months
Weighted Average Seasoning	1 months	0 months	83 months

Weighted Average Gross Margin	5.823%	2.350%	9.550%
Weighted Average Minimum Interest Rate	6.135%	3.250%	11.000%
Weighted Average Maximum Interest Rate	13.201%	10.750%	18.000%
Weighted Average Initial Rate Cap	2.917%	1.000%	6.000%
Weighted Average Subsequent Rate Cap	1.023%	1.000%	2.000%
Weighted Average Months to Roll	26 months	1 months	60 months

Maturity Date		Aug 1 2015	Sep 1 2035
Maximum Zip Code Concentration	0.96%	20744

ARM	81.65%
Fixed Rate	18.35%

2/28 6 Mo LIBOR ARM	32.10%
2YR IO 2/28 6 Mo LIBOR ARM	0.53%
3/27 6 Mo LIBOR ARM	8.72%
3YR IO 3/27 6 Mo LIBOR ARM	0.26%
40/30 BAL 2/28 6 Mo LIBOR ARM	0.05%
40/30 BAL 3/27 6 Mo LIBOR ARM	0.06%
5/25 6 Mo LIBOR ARM	0.03%
5YR IO 2/28 6 Mo LIBOR ARM	31.39%
5YR IO 3/27 6 Mo LIBOR ARM	8.41%
5YR IO 5/25 6 Mo LIBOR ARM	0.09%
6 Mo LIBOR ARM 30 Yr	0.02%
Balloon 15/30	0.04%
Balloon 40/30	0.04%
Fixed Rate 10 Year	0.01%
Fixed Rate 15 Year	1.26%
Fixed Rate 20 Year	0.85%
Fixed Rate 25 Year	0.11%
Fixed Rate 30 Year	14.83%
Fixed Rate 5/15 Int Only	0.03%
Fixed Rate 5/25 Int Only	1.17%

Interest Only	41.88%
Not Interest Only	58.12%

Prepay Penalty: 0 months	37.05%
Prepay Penalty: 6 months	0.49%
Prepay Penalty: 12 months	1.73%
Prepay Penalty: 24 months	36.68%
Prepay Penalty: 30 months	0.37%
Prepay Penalty: 36 months	23.39%
Prepay Penalty: 60 months	0.29%

First Lien	100.00%

Full Documentation	74.77%
Limited Documentation	2.01%
Stated Documentation	23.22%

Cash Out Refinance	78.37%
Purchase	17.80%
Rate/Term Refinance	3.83%

Condo High-Rise	0.52%
Condo Low-Rise	4.72%
Deminimus PUD	0.11%
Manufactured Housing	0.04%
PUD	18.30%
Single Family Attached	1.19%
Single Family Detached	72.30%
Townhouse	0.79%
Two-Four Family	2.03%

Investor	2.65%
Primary	96.96%
Second Home	0.39%

Top 5 States:
California	20.32%
Maryland	17.06%
Florida	10.47%
Virginia	9.46%
Arizona	4.60%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	19	924,782.40	0.17%	7.826	312	63.88	635
50,000.01 - 100,000.00	661	51,761,055.15	9.39%	7.712	343	76.68	603
100,000.01 - 150,000.00	706	89,046,571.89	16.15%	7.376	354	79.71	612
150,000.01 - 200,000.00	583	101,864,962.40	18.48%	7.208	358	78.87	609
200,000.01 - 250,000.00	357	80,383,580.10	14.58%	7.103	359	78.48	611
250,000.01 - 300,000.00	261	71,592,339.46	12.99%	6.946	358	79.20	615
300,000.01 - 350,000.00	170	54,942,776.14	9.97%	6.904	359	81.42	623
350,000.01 - 400,000.00	82	30,782,324.26	5.58%	6.976	358	78.36	614
400,000.01 - 450,000.00	64	27,236,587.70	4.94%	6.999	359	81.68	617
450,000.01 - 500,000.00	53	25,283,140.51	4.59%	6.869	356	77.58	635
500,000.01 - 550,000.00	10	5,248,565.00	0.95%	7.327	360	84.80	612
550,000.01 - 600,000.00	11	6,373,116.05	1.16%	7.537	359	83.28	597
600,000.01 - 650,000.00	3	1,901,202.60	0.34%	7.732	357	62.89	626
650,000.01 - 700,000.00	1	680,000.00	0.12%	6.200	360	82.93	675
700,000.01 - 750,000.00	2	1,500,000.00	0.27%	8.125	360	71.27	579
850,000.01 - 900,000.00	2	1,720,350.00	0.31%	7.339	360	67.49	584
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.500 - 4.999	2	457,611.61	0.08%	4.750	360	64.07	633
5.000 - 5.499	11	3,159,797.34	0.57%	5.340	359	73.67	691
5.500 - 5.999	141	33,453,740.50	6.07%	5.850	355	77.33	650
6.000 - 6.499	330	70,834,226.74	12.85%	6.291	358	78.10	639
6.500 - 6.999	761	156,247,378.94	28.34%	6.757	356	79.66	626
7.000 - 7.499	586	109,527,544.16	19.87%	7.229	355	80.61	618
7.500 - 7.999	552	91,573,165.46	16.61%	7.736	356	79.85	596
8.000 - 8.499	299	44,460,377.65	8.07%	8.220	356	78.13	575
8.500 - 8.999	197	27,082,310.02	4.91%	8.702	357	77.38	555
9.000 - 9.499	64	9,449,105.11	1.71%	9.183	355	74.15	547
9.500 - 9.999	25	2,966,032.53	0.54%	9.720	351	76.06	552
10.000 -10.499	7	1,103,740.65	0.20%	10.143	359	58.24	532
10.500 -10.999	7	613,185.28	0.11%	10.667	359	53.64	524
11.000 -11.499	1	96,659.87	0.02%	11.000	356	80.00	529
11.500 -11.999	2	216,477.80	0.04%	11.793	349	77.33	472
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
400-499	4	491,350.93	0.09%	10.709	354	67.78	483
500-524	161	26,182,620.40	4.75%	8.470	356	68.78	512
525-549	246	42,945,472.26	7.79%	7.978	358	72.97	537
550-574	389	66,669,375.46	12.09%	7.541	357	76.58	562
575-599	477	87,877,870.42	15.94%	7.228	356	78.18	586
600-624	541	102,461,880.71	18.59%	6.967	357	80.19	612
625-649	461	90,229,995.73	16.37%	6.823	356	81.59	637
650-674	350	66,708,513.09	12.10%	6.874	355	82.21	660
675-699	167	30,947,220.56	5.61%	6.802	353	82.58	685
700+	185	36,254,863.71	6.58%	6.731	353	82.49	735
None	4	472,190.39	0.09%	8.971	359	71.88	0
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	110	15,094,321.05	2.74%	7.326	349	40.61	587
50.00- 54.99	75	13,381,676.89	2.43%	7.118	344	52.44	596
55.00- 59.99	75	13,890,167.79	2.52%	7.140	353	57.82	593
60.00- 64.99	142	26,753,985.19	4.85%	7.282	355	62.33	585
65.00- 69.99	163	30,447,884.04	5.52%	7.206	357	67.36	590
70.00- 74.99	225	41,294,209.06	7.49%	7.330	355	71.96	591
75.00- 79.99	356	67,483,720.75	12.24%	7.199	356	77.03	605
80.00	647	119,572,086.75	21.69%	7.072	357	80.00	628
80.01- 84.99	151	29,854,896.49	5.42%	6.932	356	83.27	608
85.00- 89.99	345	66,310,037.32	12.03%	7.178	357	86.65	611
90.00- 94.99	426	81,760,778.15	14.83%	7.150	357	90.38	623
95.00- 99.99	176	30,510,204.92	5.53%	7.238	357	95.18	640
100.00	94	14,887,385.26	2.70%	7.565	354	100.00	666
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
120	1	80,000.00	0.01%	6.850	120	41.45	633
180	69	7,130,044.30	1.29%	7.202	180	70.94	624
240	47	4,874,847.16	0.88%	7.368	240	78.10	638
300	6	615,800.47	0.11%	7.356	300	69.76	639
360	2,862	538,540,661.73	97.70%	7.171	359	79.20	613
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
61-120	1	80,000.00	0.01%	6.850	120	41.45	633
121-180	69	7,130,044.30	1.29%	7.202	180	70.94	624
181-240	47	4,874,847.16	0.88%	7.368	240	78.10	638
241-300	8	731,197.62	0.13%	7.772	296	71.75	626
301-360	2,860	538,425,264.58	97.68%	7.171	359	79.20	613
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Debt Ratio (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	88	10,619,977.19	1.93%	7.424	345	73.50	631
20.01 -25.00	140	20,382,762.89	3.70%	7.316	350	73.67	602
25.01 -30.00	261	40,272,868.86	7.31%	7.172	354	77.35	609
30.01 -35.00	375	64,109,106.60	11.63%	7.183	355	77.67	610
35.01 -40.00	472	86,252,198.74	15.65%	7.177	356	79.85	615
40.01 -45.00	641	118,860,942.72	21.56%	7.154	358	79.31	615
45.01 -50.00	816	168,816,284.61	30.62%	7.139	357	80.73	614
50.01 -55.00	61	13,239,729.30	2.40%	6.872	359	81.72	629
60.01+	1	445,625.31	0.08%	6.875	359	80.00	601
None	130	28,241,857.44	5.12%	7.378	354	76.09	601
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	2,236	450,110,116.75	81.65%	7.151	359	79.29	611
Fixed Rate	749	101,131,236.91	18.35%	7.275	341	78.06	622
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Amort Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Balloon	7	1,013,937.66	0.18%	7.258	325	86.85	604
Fully Amortizing	2,008	319,372,213.57	57.94%	7.390	354	77.35	600
Interest Only	970	230,855,202.43	41.88%	6.874	359	81.41	631
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2/28 6 Mo LIBOR ARM	1,006	176,969,433.20	32.10%	7.448	359	77.27	592
2YR IO 2/28 6 Mo LIBOR ARM	11	2,921,069.68	0.53%	6.802	358	76.40	639
3/27 6 Mo LIBOR ARM	287	48,064,394.44	8.72%	7.351	360	76.57	592
3YR IO 3/27 6 Mo LIBOR ARM	5	1,446,500.00	0.26%	6.330	359	80.82	626
40/30 BAL 2/28 6 Mo LIBOR ARM	2	254,500.00	0.05%	6.772	360	73.01	563
40/30 BAL 3/27 6 Mo LIBOR ARM	2	347,400.00	0.06%	7.134	360	94.15	623
5/25 6 Mo LIBOR ARM	1	150,000.00	0.03%	7.367	360	69.44	578
5YR IO 2/28 6 Mo LIBOR ARM	724	173,039,166.92	31.39%	6.902	359	81.03	629
5YR IO 3/27 6 Mo LIBOR ARM	195	46,344,433.16	8.41%	6.785	360	83.40	634
5YR IO 5/25 6 Mo LIBOR ARM	2	487,800.00	0.09%	6.799	357	82.74	726
6 Mo LIBOR ARM 30 Yr	1	85,419.35	0.02%	9.375	277	84.91	581
Balloon 15/30	1	197,887.66	0.04%	7.000	179	85.00	601
Balloon 40/30	2	214,150.00	0.04%	8.274	360	93.17	624
Fixed Rate 10 Year	1	80,000.00	0.01%	6.850	120	41.45	633
Fixed Rate 15 Year	68	6,932,156.64	1.26%	7.208	180	70.54	625
Fixed Rate 20 Year	46	4,698,847.16	0.85%	7.376	240	78.86	638
Fixed Rate 25 Year	6	615,800.47	0.11%	7.356	300	69.76	639
Fixed Rate 30 Year	592	81,776,162.31	14.83%	7.302	360	78.56	619
Fixed Rate 5/15 Int Only	1	176,000.00	0.03%	7.150	240	57.89	636
Fixed Rate 5/25 Int Only	32	6,440,232.67	1.17%	6.913	360	80.34	642
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Interest Only Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
I/O Term: 0 months	2,015	320,386,151.23	58.12%	7.389	353	77.38	600
I/O Term: 24 months	11	2,921,069.68	0.53%	6.802	358	76.40	639
I/O Term: 36 months	5	1,446,500.00	0.26%	6.330	359	80.82	626
I/O Term: 60 months	954	226,487,632.75	41.09%	6.878	359	81.48	631
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,109	204,211,265.21	37.05%	7.225	356	79.78	614
Prepay Penalty: 6 months	19	2,675,170.97	0.49%	8.316	346	72.89	552
Prepay Penalty: 12 months	40	9,560,003.10	1.73%	7.349	358	77.41	619
Prepay Penalty: 24 months	979	202,174,409.30	36.68%	7.094	359	78.58	611
Prepay Penalty: 30 months	8	2,052,432.20	0.37%	7.722	354	74.06	602
Prepay Penalty: 36 months	820	128,949,036.44	23.39%	7.163	351	79.02	617
Prepay Penalty: 60 months	10	1,619,036.44	0.29%	7.865	318	79.78	596
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	2,985	551,241,353.66	100.00%	7.174	356	79.07	613
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Full Documentation	2,339	412,151,218.07	74.77%	7.079	356	80.98	611
Limited Documentation	50	11,081,022.40	2.01%	7.087	350	71.75	608
Stated Documentation	596	128,009,113.19	23.22%	7.485	357	73.54	621
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	2,367	431,997,902.78	78.37%	7.182	355	78.02	605
Purchase	476	98,123,139.54	17.80%	7.066	359	83.11	650
Rate/Term Refinance	142	21,120,311.34	3.83%	7.499	352	81.69	606
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condo High-Rise	13	2,872,979.29	0.52%	7.322	359	80.93	660
Condo Low-Rise	158	26,028,799.86	4.72%	7.173	359	79.38	626
Deminimus PUD	3	611,205.31	0.11%	7.005	359	87.77	611
Manufactured Housing	3	231,778.15	0.04%	8.507	329	77.29	613
PUD	418	100,854,591.85	18.30%	7.022	358	79.67	612
Single Family Attached	42	6,580,414.75	1.19%	6.939	357	76.06	625
Single Family Detached	2,272	398,521,764.63	72.30%	7.200	355	79.00	612
Townhouse	25	4,339,689.08	0.79%	6.873	358	81.44	634
Two-Four Family	51	11,200,130.74	2.03%	7.789	355	75.26	626
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	91	14,624,147.21	2.65%	8.012	356	76.72	653
Primary	2,881	534,463,167.18	96.96%	7.148	356	79.17	612
Second Home	13	2,154,039.27	0.39%	7.832	349	69.71	680
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alaska	7	1,032,252.14	0.19%	7.157	359	82.50	653
Arizona	149	25,381,800.21	4.60%	7.061	358	81.54	615
Arkansas	10	765,199.94	0.14%	7.863	329	83.77	603
California	404	111,985,929.64	20.32%	6.879	357	75.11	616
Colorado	19	2,858,598.06	0.52%	7.413	343	82.24	614
Connecticut	26	5,368,372.10	0.97%	7.617	360	81.66	609
Delaware	12	2,189,469.43	0.40%	7.134	346	83.14	602
District of Columbia	2	464,783.04	0.08%	6.500	358	70.32	615
Florida	344	57,704,806.60	10.47%	7.165	358	78.79	620
Georgia	144	20,561,960.10	3.73%	7.414	354	83.86	616
Hawaii	2	908,100.00	0.16%	7.796	360	79.83	573
Idaho	4	414,439.01	0.08%	7.738	360	83.87	648
Illinois	107	17,768,843.61	3.22%	7.455	356	81.26	626
Indiana	37	3,717,107.16	0.67%	8.068	350	85.86	599
Iowa	17	1,697,232.09	0.31%	8.042	359	86.06	622
Kansas	8	619,877.69	0.11%	8.239	344	86.04	631
Kentucky	24	2,511,026.07	0.46%	7.486	333	88.22	649
Louisiana	17	1,683,306.93	0.31%	7.499	347	87.12	609
Maine	3	425,200.00	0.08%	8.101	360	88.84	575
Maryland	415	94,032,988.59	17.06%	6.935	358	79.20	611
Massachusetts	31	6,817,870.82	1.24%	7.605	359	75.25	610
Michigan	123	14,080,963.75	2.55%	7.599	351	83.01	608
Minnesota	19	3,407,193.29	0.62%	7.328	353	74.23	625
Mississippi	8	605,932.09	0.11%	8.195	359	83.64	587
Missouri	39	4,642,605.52	0.84%	7.755	341	77.82	624
Montana	2	237,547.13	0.04%	8.051	360	84.63	603
Nebraska	13	1,355,850.24	0.25%	7.279	337	85.20	652
Nevada	46	10,024,755.06	1.82%	7.299	359	78.24	600
New Hampshire	3	859,440.00	0.16%	7.739	360	86.12	571
New Jersey	18	3,867,071.59	0.70%	7.601	359	79.02	597
New Mexico	10	1,114,953.00	0.20%	7.775	353	84.20	595
New York	94	23,027,392.72	4.18%	7.136	359	78.68	607
North Carolina	40	5,292,024.68	0.96%	7.609	342	79.27	613
North Dakota	6	483,062.59	0.09%	7.661	360	79.59	579
Ohio	72	8,940,874.28	1.62%	7.506	356	84.33	602
Oklahoma	8	1,093,296.62	0.20%	7.522	350	73.45	633
Oregon	42	7,523,303.39	1.36%	7.520	360	82.36	619
Pennsylvania	40	5,659,262.97	1.03%	7.371	343	80.39	604
Rhode Island	2	392,620.15	0.07%	7.168	359	74.69	611
South Carolina	38	4,479,935.31	0.81%	7.596	343	78.19	597
Tennessee	59	6,561,038.26	1.19%	7.380	353	82.35	615
Texas	60	6,132,450.70	1.11%	7.659	329	76.84	606
Utah	11	2,291,152.15	0.42%	8.214	360	79.96	615
Vermont	3	445,800.00	0.08%	7.198	360	84.08	606
Virginia	253	52,159,769.03	9.46%	7.136	358	78.03	607
Washington	48	8,624,320.64	1.56%	7.216	356	82.44	605
West Virginia	12	1,416,596.00	0.26%	8.133	347	80.50	605
Wisconsin	131	17,353,017.40	3.15%	7.369	358	82.24	623
Wyoming	3	259,961.87	0.05%	7.208	277	77.70	613
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
A	348	60,108,745.55	10.90%	7.312	355	79.05	597
A+	1,961	367,689,506.15	66.70%	6.993	356	80.25	627
A-	313	59,275,914.41	10.75%	7.497	356	76.64	575
B	122	22,112,192.00	4.01%	8.033	358	70.86	562
B+	61	9,516,381.66	1.73%	7.924	354	71.91	564
C	76	13,779,792.67	2.50%	8.207	357	64.06	555
SD	104	18,758,821.22	3.40%	7.102	357	88.00	641
Total	2,985	551,241,353.66	100.00%	7.174	356	79.07	613

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	1	217,500.00	0.05%	8.350	358	75.00	597
3.000 - 3.499	1	271,059.93	0.06%	5.250	357	66.50	585
4.000 - 4.499	15	2,674,605.21	0.59%	6.272	359	70.54	700
4.500 - 4.999	185	39,070,913.37	8.68%	6.399	360	76.79	655
5.000 - 5.499	562	119,458,255.55	26.54%	6.660	360	79.87	629
5.500 - 5.999	607	126,542,786.45	28.11%	7.021	359	81.05	619
6.000 - 6.499	417	83,262,646.85	18.50%	7.459	359	80.08	591
6.500 - 6.999	251	44,095,746.00	9.80%	7.870	359	77.86	579
7.000 - 7.499	127	22,962,904.20	5.10%	8.376	359	75.54	560
7.500 - 7.999	35	6,207,733.25	1.38%	8.683	359	74.44	538
8.000 - 8.499	23	3,837,340.97	0.85%	9.208	359	70.29	553
8.500 - 8.999	8	1,028,174.39	0.23%	9.689	359	77.17	572
9.000 - 9.499	3	399,482.42	0.09%	10.029	357	51.08	527
9.500 - 9.999	1	80,968.16	0.02%	10.550	359	45.00	519
Total	2,236	450,110,116.75	100.00%	7.151	359	79.29	611

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
3.000 - 3.499	1	271,059.93	0.06%	5.250	357	66.50	585
4.000 - 4.499	6	1,109,760.29	0.25%	5.947	360	66.89	707
4.500 - 4.999	93	20,802,650.63	4.62%	6.196	360	75.57	662
5.000 - 5.499	378	82,822,595.34	18.40%	6.442	360	79.39	634
5.500 - 5.999	568	124,655,193.35	27.69%	6.817	360	80.57	625
6.000 - 6.499	432	89,518,639.01	19.89%	7.238	359	80.93	605
6.500 - 6.999	330	60,666,996.16	13.48%	7.612	359	79.48	596
7.000 - 7.499	192	34,065,272.48	7.57%	8.072	359	76.62	577
7.500 - 7.999	119	18,783,919.38	4.17%	8.404	359	76.66	554
8.000 - 8.499	62	9,690,412.26	2.15%	8.703	359	73.33	553
8.500 - 8.999	30	4,198,247.44	0.93%	8.921	358	79.17	565
9.000 - 9.499	15	2,245,320.26	0.50%	9.337	355	71.20	533
9.500 - 9.999	8	1,115,583.80	0.25%	10.093	358	66.91	544
10.500 -10.999	1	67,806.55	0.02%	10.540	356	85.00	519
11.000 -11.499	1	96,659.87	0.02%	11.000	356	80.00	529
Total	2,236	450,110,116.75	100.00%	7.151	359	79.29	611

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
10.500 -10.999	2	457,611.61	0.10%	4.750	360	64.07	633
11.000 -11.499	10	2,888,737.41	0.64%	5.348	360	74.34	701
11.500 -11.999	118	28,503,803.15	6.33%	5.848	360	78.43	647
12.000 -12.499	266	58,123,281.18	12.91%	6.288	360	79.44	639
12.500 -12.999	585	126,634,853.62	28.13%	6.743	360	80.20	624
13.000 -13.499	396	83,556,937.50	18.56%	7.210	360	81.13	616
13.500 -13.999	377	70,542,334.43	15.67%	7.683	359	79.05	593
14.000 -14.499	238	40,514,543.63	9.00%	8.088	359	77.28	577
14.500 -14.999	146	22,870,334.35	5.08%	8.517	359	76.73	551
15.000 -15.499	52	8,337,300.86	1.85%	9.043	359	76.79	553
15.500 -15.999	28	4,922,752.17	1.09%	9.081	358	76.87	569
16.000 -16.499	8	1,578,803.22	0.35%	9.738	353	62.44	530
16.500 -16.999	8	895,663.75	0.20%	10.300	358	64.59	556
17.500 -17.999	1	186,500.00	0.04%	11.800	360	77.71	470
18.000 -18.499	1	96,659.87	0.02%	11.000	356	80.00	529
Total	2,236	450,110,116.75	100.00%	7.151	359	79.29	611

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	12	1,740,729.97	0.39%	7.843	355	74.79	599
1.500	95	21,730,059.38	4.83%	7.371	357	78.98	604
2.000	14	2,344,930.87	0.52%	7.449	360	86.03	603
3.000	2,113	423,881,897.52	94.17%	7.134	360	79.30	612
5.000	1	150,000.00	0.03%	7.367	360	69.44	578
6.000	1	262,499.01	0.06%	8.500	357	75.00	606
Total	2,236	450,110,116.75	100.00%	7.151	359	79.29	611

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	2,145	429,931,968.15	95.52%	7.142	360	79.31	612
1.500	87	19,258,848.00	4.28%	7.368	357	79.11	604
2.000	4	919,300.60	0.20%	6.843	359	77.32	603
Total	2,236	450,110,116.75	100.00%	7.151	359	79.29	611

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
09/01/05	1	85,419.35	0.02%	9.375	277	84.91	581
01/01/07	2	479,749.85	0.11%	9.235	353	81.29	522
02/01/07	7	1,750,061.79	0.39%	7.292	354	76.57	591
03/01/07	6	1,294,613.84	0.29%	7.111	355	80.14	596
04/01/07	33	6,234,494.75	1.39%	8.073	356	82.39	593
05/01/07	23	5,647,343.80	1.25%	7.868	357	69.63	593
05/23/07	1	148,241.05	0.03%	6.700	358	90.00	589
06/01/07	75	14,132,442.98	3.14%	7.212	358	77.49	614
06/15/07	1	337,500.00	0.07%	6.600	359	75.00	626
06/22/07	1	157,874.28	0.04%	7.150	359	64.75	661
06/27/07	1	126,405.17	0.03%	7.450	359	73.12	582
07/01/07	641	129,524,193.79	28.78%	7.122	359	79.31	612
07/05/07	3	338,800.00	0.08%	7.953	360	83.72	566
07/06/07	2	278,300.00	0.06%	7.366	360	92.83	627
07/26/07	2	140,800.00	0.03%	8.785	360	49.30	530
08/01/07	699	141,424,724.50	31.42%	7.159	360	79.19	610
08/02/07	1	150,450.00	0.03%	7.350	360	85.00	562
08/03/07	1	99,750.00	0.02%	8.590	360	95.00	579
08/04/07	1	140,800.00	0.03%	7.380	360	80.00	662
08/05/07	1	147,250.00	0.03%	6.850	360	95.00	613
09/01/07	242	50,630,374.00	11.25%	7.126	360	79.42	615
05/01/08	3	633,288.88	0.14%	6.802	357	71.66	594
06/01/08	10	2,150,226.52	0.48%	7.019	358	74.78	602
07/01/08	110	19,458,893.39	4.32%	7.254	359	80.72	607
07/05/08	1	126,300.69	0.03%	8.400	360	80.00	518
07/13/08	1	192,000.00	0.04%	6.890	360	86.88	616
08/01/08	235	47,483,726.12	10.55%	7.035	360	79.22	616
09/01/08	129	26,158,292.00	5.81%	6.973	360	81.42	613
04/01/10	1	315,000.00	0.07%	5.875	356	78.75	717
07/01/10	1	172,800.00	0.04%	8.483	359	90.00	743
08/01/10	1	150,000.00	0.03%	7.367	360	69.44	578
Total	2,236	450,110,116.75	100.00%	7.151	359	79.29	611

Group I Mortgage Loans

As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$275,620,677	$29,978	$393,000
Average Scheduled Principal Balance	$161,465
Number of Mortgage Loans	1,707

Weighted Average Gross Coupon	7.228%	4.750%	11.750%
Weighted Average FICO Score	610	487	806
Weighted Average Original LTV	78.98%	12.62%	100.00%
Weighted Average Debt Ratio	39.93%	1.96%	54.30%

Weighted Average Original Term	356 months	120 months	360 months
Weighted Average Stated Remaining Term	356 months	120 months	360 months
Weighted Average Seasoning	0 months	0 months	83 months

Weighted Average Gross Margin	5.816%	4.250%	8.000%
Weighted Average Minimum Interest Rate	6.152%	4.350%	9.750%
Weighted Average Maximum Interest Rate	13.221%	10.750%	16.750%
Weighted Average Initial Rate Cap	2.941%	1.000%	6.000%
Weighted Average Subsequent Rate Cap	1.017%	1.000%	2.000%
Weighted Average Months to Roll	27 months	1 months	56 months

Maturity Date		Aug 1 2015	Sep 1 2035
Maximum Zip Code Concentration	0.82%	20744

ARM	80.35%
Fixed Rate	19.65%

2/28 6 Mo LIBOR ARM	32.41%
2YR IO 2/28 6 Mo LIBOR ARM	0.42%
3/27 6 Mo LIBOR ARM	9.64%
3YR IO 3/27 6 Mo LIBOR ARM	0.16%
40/30 BAL 2/28 6 Mo LIBOR ARM	0.09%
40/30 BAL 3/27 6 Mo LIBOR ARM	0.13%
5YR IO 2/28 6 Mo LIBOR ARM	28.51%
5YR IO 3/27 6 Mo LIBOR ARM	8.85%
5YR IO 5/25 6 Mo LIBOR ARM	0.11%
6 Mo LIBOR ARM 30 Yr	0.03%
Balloon 40/30	0.03%
Fixed Rate 10 Year	0.03%
Fixed Rate 15 Year	1.46%
Fixed Rate 20 Year	0.89%
Fixed Rate 25 Year	0.16%
Fixed Rate 30 Year	15.98%
Fixed Rate 5/15 Int Only	0.06%
Fixed Rate 5/25 Int Only	1.04%

Interest Only	39.16%
Not Interest Only	60.84%

Prepay Penalty: 0 months	39.61%
Prepay Penalty: 6 months	0.52%
Prepay Penalty: 12 months	0.98%
Prepay Penalty: 24 months	33.71%
Prepay Penalty: 30 months	0.24%
Prepay Penalty: 36 months	24.94%

First Lien	100.00%

Full Documentation	78.91%
Limited Documentation	1.80%
Stated Documentation	19.29%

Cash Out Refinance	84.28%
Purchase	11.41%
Rate/Term Refinance	4.32%

Condo High-Rise	0.50%
Condo Low-Rise	4.86%
Deminimus PUD	0.17%
Manufactured Housing	0.08%
PUD	15.99%
Single Family Attached	1.59%
Single Family Detached	74.41%
Townhouse	0.86%
Two-Four Family	1.55%

Investor	3.26%
Primary	96.22%
Second Home	0.52%

Top 5 States:
Maryland	19.13%
California	15.47%
Florida	10.27%
Virginia	9.39%
Arizona	4.87%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	13	629,907.30	0.23%	7.879	313	62.48	642
50,000.01 - 100,000.00	418	32,834,823.07	11.91%	7.648	341	76.94	606
100,000.01 - 150,000.00	444	55,845,754.48	20.26%	7.358	355	80.04	610
150,000.01 - 200,000.00	366	63,776,283.52	23.14%	7.224	358	78.53	607
200,000.01 - 250,000.00	211	47,530,628.90	17.24%	7.068	359	78.74	609
250,000.01 - 300,000.00	156	42,885,492.31	15.56%	7.040	358	78.73	610
300,000.01 - 350,000.00	93	29,937,304.51	10.86%	6.986	360	81.27	619
350,000.01 - 400,000.00	6	2,180,482.52	0.79%	7.971	360	79.46	593
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.500 - 4.999	1	109,861.61	0.04%	4.750	359	61.11	591
5.000 - 5.499	5	962,000.00	0.35%	5.354	360	69.81	674
5.500 - 5.999	74	15,770,334.91	5.72%	5.855	359	76.77	647
6.000 - 6.499	182	32,328,140.18	11.73%	6.292	358	77.10	644
6.500 - 6.999	415	73,806,574.18	26.78%	6.757	355	79.49	624
7.000 - 7.499	333	53,400,446.26	19.37%	7.234	354	80.13	617
7.500 - 7.999	327	51,240,009.51	18.59%	7.726	356	80.34	591
8.000 - 8.499	192	25,087,378.26	9.10%	8.214	355	78.82	572
8.500 - 8.999	125	16,625,213.26	6.03%	8.699	356	77.75	557
9.000 - 9.499	38	4,789,307.74	1.74%	9.199	352	74.36	541
9.500 - 9.999	7	819,757.26	0.30%	9.658	360	75.74	534
10.000 -10.499	4	392,219.40	0.14%	10.112	360	72.64	548
10.500 -10.999	3	259,456.24	0.09%	10.775	360	43.58	536
11.500 -11.999	1	29,977.80	0.01%	11.750	279	75.00	487
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
400-499	1	29,977.80	0.01%	11.750	279	75.00	487
500-524	92	14,220,724.09	5.16%	8.481	354	69.12	512
525-549	145	24,352,078.57	8.84%	8.000	358	72.70	536
550-574	239	36,294,985.69	13.17%	7.601	357	76.42	562
575-599	282	45,330,266.28	16.45%	7.287	354	78.22	587
600-624	312	51,910,740.31	18.83%	6.970	357	80.34	611
625-649	251	41,647,969.08	15.11%	6.821	354	81.56	636
650-674	190	30,292,072.40	10.99%	6.911	357	82.66	660
675-699	88	14,418,185.96	5.23%	6.841	353	84.75	686
700+	105	16,889,356.43	6.13%	6.763	354	81.90	736
None	2	234,320.00	0.09%	8.862	360	78.66	0
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	68	8,785,532.72	3.19%	7.157	349	39.43	585
50.00- 54.99	45	6,691,875.92	2.43%	7.259	351	52.30	580
55.00- 59.99	47	8,494,734.80	3.08%	7.069	350	57.90	598
60.00- 64.99	85	13,689,665.50	4.97%	7.162	351	62.55	586
65.00- 69.99	84	14,031,404.19	5.09%	7.279	356	67.47	593
70.00- 74.99	139	22,200,862.17	8.05%	7.430	353	71.79	586
75.00- 79.99	195	30,346,558.93	11.01%	7.276	355	76.80	605
80.00	326	52,628,676.96	19.09%	7.180	357	80.00	617
80.01- 84.99	93	16,645,489.83	6.04%	6.979	356	83.34	610
85.00- 89.99	204	34,222,297.90	12.42%	7.199	357	86.44	612
90.00- 94.99	249	41,489,419.07	15.05%	7.220	358	90.28	618
95.00- 99.99	115	18,197,957.95	6.60%	7.242	357	95.24	640
100.00	57	8,196,200.67	2.97%	7.678	360	100.00	659
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
120	1	80,000.00	0.03%	6.850	120	41.45	633
180	44	4,021,713.98	1.46%	7.392	180	71.10	616
240	27	2,639,746.26	0.96%	7.434	240	72.22	616
300	4	436,800.47	0.16%	7.432	300	76.38	639
360	1,631	268,442,415.90	97.40%	7.223	359	79.18	610
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
61-120	1	80,000.00	0.03%	6.850	120	41.45	633
121-180	44	4,021,713.98	1.46%	7.392	180	71.10	616
181-240	27	2,639,746.26	0.96%	7.434	240	72.22	616
241-300	6	552,197.62	0.20%	7.967	295	77.63	622
301-360	1,629	268,327,018.75	97.35%	7.222	360	79.18	610
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Debt Ratio (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	52	5,479,009.27	1.99%	7.433	332	70.65	639
20.01 -25.00	87	12,142,315.56	4.41%	7.222	347	73.19	608
25.01 -30.00	150	20,199,677.13	7.33%	7.287	354	77.87	604
30.01 -35.00	204	30,546,427.60	11.08%	7.213	355	78.88	610
35.01 -40.00	268	42,168,644.39	15.30%	7.243	358	79.41	609
40.01 -45.00	379	61,520,430.78	22.32%	7.250	358	77.90	606
45.01 -50.00	472	84,446,501.91	30.64%	7.225	356	81.34	611
50.01 -55.00	41	7,998,043.69	2.90%	6.868	359	82.85	627
None	54	11,119,626.28	4.03%	7.162	356	75.44	604
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	1,282	221,449,067.49	80.35%	7.186	359	79.25	608
Fixed Rate	425	54,171,609.12	19.65%	7.400	340	77.92	616
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Amort Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Balloon	5	680,200.00	0.25%	7.185	360	85.76	595
Fully Amortizing	1,162	167,008,322.86	60.59%	7.433	353	77.40	597
Interest Only	540	107,932,153.75	39.16%	6.910	359	81.39	629
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2/28 6 Mo LIBOR ARM	575	89,320,178.90	32.41%	7.451	359	76.99	588
2YR IO 2/28 6 Mo LIBOR ARM	5	1,161,172.45	0.42%	6.730	357	74.70	640
3/27 6 Mo LIBOR ARM	181	26,556,918.00	9.64%	7.404	360	77.75	594
3YR IO 3/27 6 Mo LIBOR ARM	2	438,500.00	0.16%	5.966	358	68.89	622
40/30 BAL 2/28 6 Mo LIBOR ARM	2	254,500.00	0.09%	6.772	360	73.01	563
40/30 BAL 3/27 6 Mo LIBOR ARM	2	347,400.00	0.13%	7.134	360	94.15	623
5YR IO 2/28 6 Mo LIBOR ARM	395	78,576,268.93	28.51%	6.932	360	81.06	627
5YR IO 3/27 6 Mo LIBOR ARM	118	24,393,709.86	8.85%	6.851	360	83.53	635
5YR IO 5/25 6 Mo LIBOR ARM	1	315,000.00	0.11%	5.875	356	78.75	717
6 Mo LIBOR ARM 30 Yr	1	85,419.35	0.03%	9.375	277	84.91	581
Balloon 40/30	1	78,300.00	0.03%	8.750	360	90.00	573
Fixed Rate 10 Year	1	80,000.00	0.03%	6.850	120	41.45	633
Fixed Rate 15 Year	44	4,021,713.98	1.46%	7.392	180	71.10	616
Fixed Rate 20 Year	26	2,463,746.26	0.89%	7.455	240	73.24	615
Fixed Rate 25 Year	4	436,800.47	0.16%	7.432	300	76.38	639
Fixed Rate 30 Year	330	44,043,545.90	15.98%	7.416	360	78.90	614
Fixed Rate 5/15 Int Only	1	176,000.00	0.06%	7.150	240	57.89	636
Fixed Rate 5/25 Int Only	18	2,871,502.51	1.04%	7.109	360	78.52	642
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Interest Only Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
I/O Term: 0 months	1,167	167,688,522.86	60.84%	7.432	353	77.44	597
I/O Term: 24 months	5	1,161,172.45	0.42%	6.730	357	74.70	640
I/O Term: 36 months	2	438,500.00	0.16%	5.966	358	68.89	622
I/O Term: 60 months	533	106,332,481.30	38.58%	6.916	359	81.51	629
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	655	109,176,860.89	39.61%	7.221	356	79.92	613
Prepay Penalty: 6 months	12	1,441,109.76	0.52%	8.103	335	73.57	548
Prepay Penalty: 12 months	16	2,692,918.11	0.98%	7.409	353	78.31	619
Prepay Penalty: 24 months	541	92,912,299.11	33.71%	7.160	359	78.16	604
Prepay Penalty: 30 months	3	648,001.00	0.24%	8.445	343	80.11	598
Prepay Penalty: 36 months	480	68,749,487.74	24.94%	7.293	350	78.74	613
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	1,707	275,620,676.61	100.00%	7.228	356	78.98	610
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Full Documentation	1,381	217,497,604.62	78.91%	7.148	356	80.89	609
Limited Documentation	27	4,947,949.09	1.80%	7.380	340	74.42	612
Stated Documentation	299	53,175,122.90	19.29%	7.538	355	71.62	613
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	1,421	232,283,371.74	84.28%	7.218	355	78.35	605
Purchase	203	31,435,513.60	11.41%	7.153	359	83.24	650
Rate/Term Refinance	83	11,901,791.27	4.32%	7.613	350	80.14	602
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condo High-Rise	8	1,364,355.99	0.50%	7.548	359	80.03	650
Condo Low-Rise	85	13,382,008.43	4.86%	7.094	360	79.48	625
Deminimus PUD	2	475,199.94	0.17%	7.135	359	90.00	594
Manufactured Housing	3	231,778.15	0.08%	8.507	329	77.29	613
PUD	211	44,066,495.75	15.99%	7.101	359	78.65	606
Single Family Attached	30	4,378,791.76	1.59%	6.982	356	77.92	620
Single Family Detached	1,328	205,083,220.02	74.41%	7.255	355	79.04	609
Townhouse	14	2,376,797.99	0.86%	6.768	357	81.24	640
Two-Four Family	26	4,262,028.58	1.55%	7.984	359	76.34	617
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	63	8,986,027.50	3.26%	7.845	354	77.28	659
Primary	1,635	265,201,199.34	96.22%	7.205	356	79.07	608
Second Home	9	1,433,449.77	0.52%	7.643	359	73.40	698
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alaska	5	669,585.58	0.24%	7.242	359	83.86	671
Arizona	84	13,430,584.42	4.87%	7.081	357	82.20	618
Arkansas	5	399,158.19	0.14%	7.891	359	90.74	623
California	193	42,638,867.98	15.47%	6.897	358	72.12	608
Colorado	11	1,515,150.70	0.55%	7.381	333	76.57	620
Connecticut	15	2,677,737.41	0.97%	7.574	359	84.41	604
Delaware	8	1,356,850.96	0.49%	7.073	337	82.82	602
District of Columbia	1	225,000.00	0.08%	6.500	357	60.00	605
Florida	193	28,301,809.42	10.27%	7.292	356	77.77	611
Georgia	82	10,759,051.82	3.90%	7.421	352	83.03	616
Hawaii	1	393,000.00	0.14%	8.250	360	73.05	534
Idaho	4	414,439.01	0.15%	7.738	360	83.87	648
Illinois	59	9,115,047.29	3.31%	7.439	355	81.43	616
Indiana	22	2,293,545.15	0.83%	7.692	347	86.08	615
Iowa	10	931,628.56	0.34%	7.935	359	85.39	628
Kansas	3	212,158.80	0.08%	8.127	360	80.37	640
Kentucky	14	1,274,932.79	0.46%	7.672	349	86.70	631
Louisiana	12	1,208,656.93	0.44%	7.639	342	87.45	614
Maine	2	156,350.00	0.06%	8.273	360	78.33	561
Maryland	251	52,726,233.37	19.13%	6.943	359	79.00	610
Massachusetts	18	3,591,188.09	1.30%	7.449	359	76.66	603
Michigan	75	8,275,895.89	3.00%	7.579	353	82.90	611
Minnesota	10	1,909,973.18	0.69%	7.276	348	78.90	636
Mississippi	6	438,778.51	0.16%	8.468	359	84.19	584
Missouri	27	2,876,932.53	1.04%	7.730	340	84.15	622
Montana	2	237,547.13	0.09%	8.051	360	84.63	603
Nebraska	7	599,361.52	0.22%	7.392	310	86.93	648
Nevada	29	5,878,749.30	2.13%	7.293	360	77.64	603
New Hampshire	2	421,950.00	0.15%	7.106	360	82.10	577
New Jersey	9	1,600,598.54	0.58%	7.848	360	75.31	569
New Mexico	9	936,814.00	0.34%	7.628	352	84.53	603
New York	49	9,457,850.32	3.43%	7.357	358	79.00	605
North Carolina	22	2,441,938.00	0.89%	7.623	337	84.00	630
North Dakota	3	295,500.00	0.11%	7.655	360	86.30	580
Ohio	41	4,795,785.09	1.74%	7.414	358	85.35	600
Oklahoma	2	269,776.62	0.10%	8.271	322	61.56	578
Oregon	25	3,759,326.99	1.36%	7.354	360	83.17	614
Pennsylvania	25	3,155,189.06	1.14%	7.203	346	80.24	601
Rhode Island	1	182,620.15	0.07%	7.717	359	82.69	564
South Carolina	25	2,942,270.71	1.07%	7.730	344	74.81	590
Tennessee	32	3,490,605.63	1.27%	7.536	351	83.54	622
Texas	27	2,479,205.67	0.90%	7.974	311	73.05	578
Utah	7	1,171,620.65	0.43%	8.035	360	78.06	606
Vermont	3	445,800.00	0.16%	7.198	360	84.08	606
Virginia	144	25,890,227.41	9.39%	7.252	357	78.96	603
Washington	29	4,903,544.64	1.78%	7.172	358	83.82	604
West Virginia	7	630,245.00	0.23%	8.344	331	84.17	611
Wisconsin	94	11,661,631.73	4.23%	7.425	358	82.29	622
Wyoming	2	179,961.87	0.07%	7.255	240	76.68	594
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
A	207	31,665,540.85	11.49%	7.383	354	78.64	594
A+	1,117	181,505,129.16	65.85%	7.053	356	80.30	624
A-	184	31,772,469.30	11.53%	7.518	356	76.13	574
B	64	10,058,855.02	3.65%	8.142	358	72.07	555
B+	37	5,371,877.81	1.95%	7.811	354	68.07	565
C	42	6,646,592.74	2.41%	8.171	354	67.75	550
SD	56	8,600,211.73	3.12%	7.111	358	86.71	638
Total	1,707	275,620,676.61	100.00%	7.228	356	78.98	610

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.000 - 4.499	9	1,599,673.54	0.72%	6.249	359	71.92	718
4.500 - 4.999	106	19,338,707.90	8.73%	6.499	360	76.77	646
5.000 - 5.499	316	58,968,280.33	26.63%	6.688	360	78.92	626
5.500 - 5.999	347	59,469,390.23	26.85%	7.068	360	81.21	614
6.000 - 6.499	256	43,890,549.59	19.82%	7.523	359	79.87	588
6.500 - 6.999	156	23,271,225.34	10.51%	7.955	359	78.13	580
7.000 - 7.499	69	10,861,107.69	4.90%	8.420	359	76.52	561
7.500 - 7.999	22	3,967,738.43	1.79%	8.412	359	76.72	545
8.000 - 8.499	1	82,394.44	0.04%	8.250	358	78.57	588
Total	1,282	221,449,067.49	100.00%	7.186	359	79.25	608

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.000 - 4.499	2	380,800.00	0.17%	6.425	360	71.93	745
4.500 - 4.999	52	9,834,987.51	4.44%	6.364	360	74.62	644
5.000 - 5.499	213	41,123,736.39	18.57%	6.455	360	78.41	636
5.500 - 5.999	306	55,953,213.30	25.27%	6.816	360	80.99	622
6.000 - 6.499	261	44,835,639.88	20.25%	7.277	360	80.04	602
6.500 - 6.999	209	34,685,756.47	15.66%	7.593	359	79.48	596
7.000 - 7.499	112	16,210,131.27	7.32%	8.184	359	77.42	571
7.500 - 7.999	80	12,043,851.15	5.44%	8.384	359	77.98	554
8.000 - 8.499	28	3,668,778.15	1.66%	8.553	359	78.28	554
8.500 - 8.999	10	1,410,220.65	0.64%	8.788	358	81.64	554
9.000 - 9.499	8	1,151,951.72	0.52%	9.294	352	73.00	540
9.500 - 9.999	1	150,001.00	0.07%	10.750	360	34.25	555
Total	1,282	221,449,067.49	100.00%	7.186	359	79.25	608

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
10.500 -10.999	1	109,861.61	0.05%	4.750	359	61.11	591
11.000 -11.499	5	962,000.00	0.43%	5.354	360	69.81	674
11.500 -11.999	63	13,439,105.57	6.07%	5.863	360	77.67	641
12.000 -12.499	146	26,884,587.03	12.14%	6.290	360	78.51	645
12.500 -12.999	326	60,651,532.65	27.39%	6.730	360	80.09	623
13.000 -13.499	227	39,593,368.12	17.88%	7.228	360	80.68	616
13.500 -13.999	242	40,748,705.48	18.40%	7.682	360	79.44	587
14.000 -14.499	143	19,861,060.75	8.97%	8.179	360	78.04	569
14.500 -14.999	89	13,601,453.45	6.14%	8.567	359	77.42	554
15.000 -15.499	24	3,195,276.70	1.44%	9.039	359	79.68	547
15.500 -15.999	10	1,458,760.48	0.66%	9.105	358	79.35	555
16.000 -16.499	5	793,354.65	0.36%	9.517	348	66.47	537
16.500 -16.999	1	150,001.00	0.07%	10.750	360	34.25	555
Total	1,282	221,449,067.49	100.00%	7.186	359	79.25	608

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	8	1,093,115.60	0.49%	8.052	353	76.50	595
1.500	34	7,102,460.24	3.21%	7.200	357	78.66	608
2.000	7	1,023,980.87	0.46%	7.804	359	88.55	596
3.000	1,232	211,967,011.77	95.72%	7.176	360	79.24	608
6.000	1	262,499.01	0.12%	8.500	357	75.00	606
Total	1,282	221,449,067.49	100.00%	7.186	359	79.25	608

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	1,248	214,352,084.70	96.80%	7.183	360	79.26	608
1.500	31	6,571,432.19	2.97%	7.223	357	78.84	609
2.000	3	525,550.60	0.24%	7.662	358	79.05	598
Total	1,282	221,449,067.49	100.00%	7.186	359	79.25	608

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
09/01/05	1	85,419.35	0.04%	9.375	277	84.91	581
01/01/07	1	303,867.17	0.14%	9.250	353	76.25	520
02/01/07	3	544,177.56	0.25%	7.404	354	75.95	590
03/01/07	3	505,224.15	0.23%	7.925	355	87.17	566
04/01/07	8	1,491,560.67	0.67%	7.930	356	83.47	591
05/01/07	7	1,326,962.08	0.60%	7.363	357	72.55	562
05/23/07	1	148,241.05	0.07%	6.700	358	90.00	589
06/01/07	33	5,732,086.71	2.59%	7.406	358	75.18	615
06/15/07	1	337,500.00	0.15%	6.600	359	75.00	626
06/22/07	1	157,874.28	0.07%	7.150	359	64.75	661
06/27/07	1	126,405.17	0.06%	7.450	359	73.12	582
07/01/07	370	64,374,444.44	29.07%	7.134	359	79.04	609
07/05/07	3	338,800.00	0.15%	7.953	360	83.72	566
07/06/07	2	278,300.00	0.13%	7.366	360	92.83	627
08/01/07	416	71,493,867.00	32.28%	7.201	360	78.57	604
09/01/07	127	22,152,810.00	10.00%	7.255	360	80.05	610
05/01/08	1	262,499.01	0.12%	8.500	357	75.00	606
06/01/08	4	931,966.44	0.42%	6.538	358	74.37	639
07/01/08	68	9,621,053.60	4.34%	7.490	359	81.38	600
07/05/08	1	126,300.69	0.06%	8.400	360	80.00	518
07/13/08	1	192,000.00	0.09%	6.890	360	86.88	616
08/01/08	140	24,719,257.12	11.16%	7.103	360	79.52	617
09/01/08	88	15,883,451.00	7.17%	6.956	360	81.91	617
04/01/10	1	315,000.00	0.14%	5.875	356	78.75	717
Total	1,282	221,449,067.49	100.00%	7.186	359	79.25	608

Group II Mortgage Loans

As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$275,620,677	$44,970	$861,600
Average Scheduled Principal Balance	$215,666
Number of Mortgage Loans	1,278

Weighted Average Gross Coupon	7.119%	4.750%	11.800%
Weighted Average FICO Score	617	470	809
Weighted Average Original LTV	79.15%	14.04%	100.00%
Weighted Average Debt Ratio	40.10%	9.88%	61.56%

Weighted Average Original Term	357 months	180 months	360 months
Weighted Average Stated Remaining Term	356 months	174 months	360 months
Weighted Average Seasoning	1 months	0 months	7 months

Weighted Average Gross Margin	5.829%	2.350%	9.550%
Weighted Average Minimum Interest Rate	6.118%	3.250%	11.000%
Weighted Average Maximum Interest Rate	13.181%	10.750%	18.000%
Weighted Average Initial Rate Cap	2.894%	1.000%	5.000%
Weighted Average Subsequent Rate Cap	1.029%	1.000%	2.000%
Weighted Average Months to Roll	26 months	17 months	60 months

Maturity Date		Feb 1 2020	Sep 1 2035
Maximum Zip Code Concentration	1.10%	20744 (Fort Washington, MD)

ARM	82.96%
Fixed Rate	17.04%

2/28 6 Mo LIBOR ARM	31.80%
2YR IO 2/28 6 Mo LIBOR ARM	0.64%
3/27 6 Mo LIBOR ARM	7.80%
3YR IO 3/27 6 Mo LIBOR ARM	0.37%
5/25 6 Mo LIBOR ARM	0.05%
5YR IO 2/28 6 Mo LIBOR ARM	34.27%
5YR IO 3/27 6 Mo LIBOR ARM	7.96%
5YR IO 5/25 6 Mo LIBOR ARM	0.06%
Balloon 15/30	0.07%
Balloon 40/30	0.05%
Fixed Rate 15 Year	1.06%
Fixed Rate 20 Year	0.81%
Fixed Rate 25 Year	0.06%
Fixed Rate 30 Year	13.69%
Fixed Rate 5/25 Int Only	1.29%

Interest Only	44.60%
Not Interest Only	55.40%

Prepay Penalty: 0 months	34.48%
Prepay Penalty: 6 months	0.45%
Prepay Penalty: 12 months	2.49%
Prepay Penalty: 24 months	39.64%
Prepay Penalty: 30 months	0.51%
Prepay Penalty: 36 months	21.84%
Prepay Penalty: 60 months	0.59%

First Lien	100.00%

Full Documentation	70.62%
Limited Documentation	2.23%
Stated Documentation	27.15%

Cash Out Refinance	72.46%
Purchase	24.20%
Rate/Term Refinance	3.34%

Condo High-Rise	0.55%
Condo Low-Rise	4.59%
Deminimus PUD	0.05%
PUD	20.60%
Single Family Attached	0.80%
Single Family Detached	70.18%
Townhouse	0.71%
Two-Four Family	2.52%

Investor	2.05%
Primary	97.69%
Second Home	0.26%

Top 5 States:
California	25.16%
Maryland	14.99%
Florida	10.67%
Virginia	9.53%
New York	4.92%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	6	294,875.10	0.11%	7.714	309	66.88	620
50,000.01 - 100,000.00	243	18,926,232.08	6.87%	7.824	345	76.21	597
100,000.01 - 150,000.00	262	33,200,817.41	12.05%	7.407	352	79.16	614
150,000.01 - 200,000.00	217	38,088,678.88	13.82%	7.180	358	79.44	613
200,000.01 - 250,000.00	146	32,852,951.20	11.92%	7.155	358	78.11	613
250,000.01 - 300,000.00	105	28,706,847.15	10.42%	6.805	358	79.90	623
300,000.01 - 350,000.00	77	25,005,471.63	9.07%	6.806	358	81.61	627
350,000.01 - 400,000.00	76	28,601,841.74	10.38%	6.900	358	78.27	615
400,000.01 - 450,000.00	64	27,236,587.70	9.88%	6.999	359	81.68	617
450,000.01 - 500,000.00	53	25,283,140.51	9.17%	6.869	356	77.58	635
500,000.01 - 550,000.00	10	5,248,565.00	1.90%	7.327	360	84.80	612
550,000.01 - 600,000.00	11	6,373,116.05	2.31%	7.537	359	83.28	597
600,000.01 - 650,000.00	3	1,901,202.60	0.69%	7.732	357	62.89	626
650,000.01 - 700,000.00	1	680,000.00	0.25%	6.200	360	82.93	675
700,000.01 - 750,000.00	2	1,500,000.00	0.54%	8.125	360	71.27	579
850,000.01 - 900,000.00	2	1,720,350.00	0.62%	7.339	360	67.49	584
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.500 - 4.999	1	347,750.00	0.13%	4.750	360	65.00	646
5.000 - 5.499	6	2,197,797.34	0.80%	5.333	359	75.36	698
5.500 - 5.999	67	17,683,405.59	6.42%	5.845	352	77.82	653
6.000 - 6.499	148	38,506,086.56	13.97%	6.289	358	78.95	635
6.500 - 6.999	346	82,440,804.76	29.91%	6.757	356	79.81	628
7.000 - 7.499	253	56,127,097.90	20.36%	7.223	357	81.06	618
7.500 - 7.999	225	40,333,155.95	14.63%	7.748	356	79.22	602
8.000 - 8.499	107	19,372,999.39	7.03%	8.228	357	77.24	580
8.500 - 8.999	72	10,457,096.76	3.79%	8.706	358	76.77	552
9.000 - 9.499	26	4,659,797.37	1.69%	9.167	357	73.94	553
9.500 - 9.999	18	2,146,275.27	0.78%	9.744	348	76.18	559
10.000 -10.499	3	711,521.25	0.26%	10.160	358	50.30	522
10.500 -10.999	4	353,729.04	0.13%	10.587	359	61.02	516
11.000 -11.499	1	96,659.87	0.04%	11.000	356	80.00	529
11.500 -11.999	1	186,500.00	0.07%	11.800	360	77.71	470
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
400-499	3	461,373.13	0.17%	10.641	359	67.31	483
500-524	69	11,961,896.31	4.34%	8.457	358	68.38	513
525-549	101	18,593,393.69	6.75%	7.949	359	73.32	537
550-574	150	30,374,389.77	11.02%	7.469	355	76.77	562
575-599	195	42,547,604.14	15.44%	7.164	358	78.14	586
600-624	229	50,551,140.40	18.34%	6.964	358	80.03	612
625-649	210	48,582,026.65	17.63%	6.824	357	81.61	637
650-674	160	36,416,440.69	13.21%	6.844	353	81.83	661
675-699	79	16,529,034.60	6.00%	6.769	353	80.69	684
700+	80	19,365,507.28	7.03%	6.704	353	83.00	733
None	2	237,870.39	0.09%	9.079	359	65.19	0
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	42	6,308,788.33	2.29%	7.562	349	42.26	589
50.00- 54.99	30	6,689,800.97	2.43%	6.978	337	52.58	613
55.00- 59.99	28	5,395,432.99	1.96%	7.252	358	57.71	585
60.00- 64.99	57	13,064,319.69	4.74%	7.407	359	62.10	585
65.00- 69.99	79	16,416,479.85	5.96%	7.144	358	67.26	587
70.00- 74.99	86	19,093,346.89	6.93%	7.215	358	72.17	596
75.00- 79.99	161	37,137,161.82	13.47%	7.136	358	77.21	604
80.00	321	66,943,409.79	24.29%	6.988	357	80.00	637
80.01- 84.99	58	13,209,406.66	4.79%	6.872	355	83.19	606
85.00- 89.99	141	32,087,739.42	11.64%	7.155	357	86.86	609
90.00- 94.99	177	40,271,359.08	14.61%	7.077	357	90.48	628
95.00- 99.99	61	12,312,246.97	4.47%	7.232	358	95.09	639
100.00	37	6,691,184.59	2.43%	7.428	348	100.00	674
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
180	25	3,108,330.32	1.13%	6.956	179	70.73	635
240	20	2,235,100.90	0.81%	7.289	240	85.05	664
300	2	179,000.00	0.06%	7.172	300	53.60	639
360	1,231	270,098,245.83	98.00%	7.120	359	79.22	616
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
121-180	25	3,108,330.32	1.13%	6.956	179	70.73	635
181-240	20	2,235,100.90	0.81%	7.289	240	85.05	664
241-300	2	179,000.00	0.06%	7.172	300	53.60	639
301-360	1,231	270,098,245.83	98.00%	7.120	359	79.22	616
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Debt Ratio (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	36	5,140,967.92	1.87%	7.414	358	76.54	622
20.01 -25.00	53	8,240,447.33	2.99%	7.454	356	74.38	592
25.01 -30.00	111	20,073,191.73	7.28%	7.057	354	76.82	613
30.01 -35.00	171	33,562,679.00	12.18%	7.155	355	76.58	611
35.01 -40.00	204	44,083,554.35	15.99%	7.113	354	80.27	620
40.01 -45.00	262	57,340,511.94	20.80%	7.052	358	80.82	624
45.01 -50.00	344	84,369,782.70	30.61%	7.053	358	80.11	617
50.01 -55.00	20	5,241,685.61	1.90%	6.879	360	79.99	633
60.01+	1	445,625.31	0.16%	6.875	359	80.00	601
None	76	17,122,231.16	6.21%	7.519	353	76.50	599
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	954	228,661,049.26	82.96%	7.117	359	79.34	614
Fixed Rate	324	46,959,627.79	17.04%	7.131	342	78.23	628
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Amort Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Balloon	2	333,737.66	0.12%	7.407	253	89.07	622
Fully Amortizing	846	152,363,890.71	55.28%	7.342	354	77.29	604
Interest Only	430	122,923,048.68	44.60%	6.843	359	81.44	632
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2/28 6 Mo LIBOR ARM	431	87,649,254.30	31.80%	7.445	359	77.55	596
2YR IO 2/28 6 Mo LIBOR ARM	6	1,759,897.23	0.64%	6.849	359	77.53	639
3/27 6 Mo LIBOR ARM	106	21,507,476.44	7.80%	7.287	360	75.12	589
3YR IO 3/27 6 Mo LIBOR ARM	3	1,008,000.00	0.37%	6.488	359	86.00	628
5/25 6 Mo LIBOR ARM	1	150,000.00	0.05%	7.367	360	69.44	578
5YR IO 2/28 6 Mo LIBOR ARM	329	94,462,897.99	34.27%	6.877	359	81.01	631
5YR IO 3/27 6 Mo LIBOR ARM	77	21,950,723.30	7.96%	6.711	360	83.24	634
5YR IO 5/25 6 Mo LIBOR ARM	1	172,800.00	0.06%	8.483	359	90.00	743
Balloon 15/30	1	197,887.66	0.07%	7.000	179	85.00	601
Balloon 40/30	1	135,850.00	0.05%	8.000	360	95.00	653
Fixed Rate 15 Year	24	2,910,442.66	1.06%	6.953	179	69.76	637
Fixed Rate 20 Year	20	2,235,100.90	0.81%	7.289	240	85.05	664
Fixed Rate 25 Year	2	179,000.00	0.06%	7.172	300	53.60	639
Fixed Rate 30 Year	262	37,732,616.41	13.69%	7.169	360	78.17	624
Fixed Rate 5/25 Int Only	14	3,568,730.16	1.29%	6.755	360	81.80	641
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Interest Only Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
I/O Term: 0 months	848	152,697,628.37	55.40%	7.342	354	77.31	604
I/O Term: 24 months	6	1,759,897.23	0.64%	6.849	359	77.53	639
I/O Term: 36 months	3	1,008,000.00	0.37%	6.488	359	86.00	628
I/O Term: 60 months	421	120,155,151.45	43.59%	6.846	359	81.45	632
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	454	95,034,404.32	34.48%	7.230	356	79.61	615
Prepay Penalty: 6 months	7	1,234,061.21	0.45%	8.565	359	72.10	557
Prepay Penalty: 12 months	24	6,867,084.99	2.49%	7.325	360	77.06	619
Prepay Penalty: 24 months	438	109,262,110.19	39.64%	7.037	359	78.94	616
Prepay Penalty: 30 months	5	1,404,431.20	0.51%	7.389	360	71.26	604
Prepay Penalty: 36 months	340	60,199,548.70	21.84%	7.014	352	79.35	622
Prepay Penalty: 60 months	10	1,619,036.44	0.59%	7.865	318	79.78	596
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	1,278	275,620,677.05	100.00%	7.119	356	79.15	617
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Full Documentation	958	194,653,613.45	70.62%	7.002	356	81.09	613
Limited Documentation	23	6,133,073.31	2.23%	6.850	358	69.59	606
Stated Documentation	297	74,833,990.29	27.15%	7.447	358	74.90	627
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	946	199,714,531.04	72.46%	7.140	356	77.64	606
Purchase	273	66,687,625.94	24.20%	7.025	359	83.04	650
Rate/Term Refinance	59	9,218,520.07	3.34%	7.352	356	83.71	611
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condo High-Rise	5	1,508,623.30	0.55%	7.118	359	81.75	669
Condo Low-Rise	73	12,646,791.43	4.59%	7.256	359	79.28	628
Deminimus PUD	1	136,005.37	0.05%	6.550	358	80.00	668
PUD	207	56,788,096.10	20.60%	6.962	358	80.45	616
Single Family Attached	12	2,201,622.99	0.80%	6.853	360	72.36	634
Single Family Detached	944	193,438,544.61	70.18%	7.142	356	78.96	615
Townhouse	11	1,962,891.09	0.71%	7.000	360	81.67	628
Two-Four Family	25	6,938,102.16	2.52%	7.669	352	74.60	631
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	28	5,638,119.71	2.05%	8.277	359	75.81	642
Primary	1,246	269,261,967.84	97.69%	7.092	356	79.27	616
Second Home	4	720,589.50	0.26%	8.208	327	62.36	644
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alaska	2	362,666.56	0.13%	7.000	360	80.00	621
Arizona	65	11,951,215.79	4.34%	7.040	359	80.79	611
Arkansas	5	366,041.75	0.13%	7.832	296	76.16	581
California	211	69,347,061.66	25.16%	6.867	356	76.95	621
Colorado	8	1,343,447.36	0.49%	7.449	354	88.64	607
Connecticut	11	2,690,634.69	0.98%	7.660	360	78.91	615
Delaware	4	832,618.47	0.30%	7.234	360	83.67	602
District of Columbia	1	239,783.04	0.09%	6.500	359	80.00	625
Florida	151	29,402,997.18	10.67%	7.042	359	79.78	629
Georgia	62	9,802,908.28	3.56%	7.407	356	84.76	616
Hawaii	1	515,100.00	0.19%	7.450	360	85.00	602
Illinois	48	8,653,796.32	3.14%	7.471	356	81.09	636
Indiana	15	1,423,562.01	0.52%	8.675	356	85.51	574
Iowa	7	765,603.53	0.28%	8.173	359	86.87	613
Kansas	5	407,718.89	0.15%	8.297	336	89.00	627
Kentucky	10	1,236,093.28	0.45%	7.294	317	89.79	668
Louisiana	5	474,650.00	0.17%	7.144	360	86.27	597
Maine	1	268,850.00	0.10%	8.000	360	94.95	584
Maryland	164	41,306,755.22	14.99%	6.924	357	79.46	611
Massachusetts	13	3,226,682.73	1.17%	7.778	359	73.68	617
Michigan	48	5,805,067.86	2.11%	7.627	349	83.17	604
Minnesota	9	1,497,220.11	0.54%	7.394	359	68.28	611
Mississippi	2	167,153.58	0.06%	7.478	357	82.20	596
Missouri	12	1,765,672.99	0.64%	7.796	342	67.52	627
Nebraska	6	756,488.72	0.27%	7.189	359	83.83	656
Nevada	17	4,146,005.76	1.50%	7.308	359	79.08	596
New Hampshire	1	437,490.00	0.16%	8.350	360	90.00	565
New Jersey	9	2,266,473.05	0.82%	7.427	359	81.64	616
New Mexico	1	178,139.00	0.06%	8.550	360	82.47	553
New York	45	13,569,542.40	4.92%	6.982	359	78.46	608
North Carolina	18	2,850,086.68	1.03%	7.598	348	75.22	599
North Dakota	3	187,562.59	0.07%	7.670	360	69.01	577
Ohio	31	4,145,089.19	1.50%	7.611	353	83.15	604
Oklahoma	6	823,520.00	0.30%	7.276	360	77.35	652
Oregon	17	3,763,976.40	1.37%	7.687	360	81.55	625
Pennsylvania	15	2,504,073.91	0.91%	7.582	340	80.58	608
Rhode Island	1	210,000.00	0.08%	6.690	359	67.74	651
South Carolina	13	1,537,664.60	0.56%	7.338	342	84.65	610
Tennessee	27	3,070,432.63	1.11%	7.202	356	81.00	607
Texas	33	3,653,245.03	1.33%	7.445	341	79.42	625
Utah	4	1,119,531.50	0.41%	8.401	360	81.94	624
Virginia	109	26,269,541.62	9.53%	7.022	359	77.11	611
Washington	19	3,720,776.00	1.35%	7.273	354	80.62	606
West Virginia	5	786,351.00	0.29%	7.963	360	77.56	601
Wisconsin	37	5,691,385.67	2.06%	7.256	360	82.13	623
Wyoming	1	80,000.00	0.03%	7.100	360	80.00	655
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
A	141	28,443,204.70	10.32%	7.233	357	79.50	601
A+	844	186,184,376.99	67.55%	6.934	356	80.20	630
A-	129	27,503,445.11	9.98%	7.473	355	77.24	575
B	58	12,053,336.98	4.37%	7.941	359	69.85	568
B+	24	4,144,503.85	1.50%	8.070	355	76.89	563
C	34	7,133,199.93	2.59%	8.240	359	60.62	560
SD	48	10,158,609.49	3.69%	7.095	356	89.09	644
Total	1,278	275,620,677.05	100.00%	7.119	356	79.15	617

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	1	217,500.00	0.10%	8.350	358	75.00	597
3.000 - 3.499	1	271,059.93	0.12%	5.250	357	66.50	585
4.000 - 4.499	6	1,074,931.67	0.47%	6.307	359	68.49	674
4.500 - 4.999	79	19,732,205.47	8.63%	6.301	360	76.82	664
5.000 - 5.499	246	60,489,975.22	26.45%	6.633	360	80.78	632
5.500 - 5.999	260	67,073,396.22	29.33%	6.979	359	80.91	623
6.000 - 6.499	161	39,372,097.26	17.22%	7.388	359	80.31	595
6.500 - 6.999	95	20,824,520.66	9.11%	7.774	359	77.55	579
7.000 - 7.499	58	12,101,796.51	5.29%	8.337	359	74.67	558
7.500 - 7.999	13	2,239,994.82	0.98%	9.163	359	70.40	525
8.000 - 8.499	22	3,754,946.53	1.64%	9.229	359	70.10	552
8.500 - 8.999	8	1,028,174.39	0.45%	9.689	359	77.17	572
9.000 - 9.499	3	399,482.42	0.17%	10.029	357	51.08	527
9.500 - 9.999	1	80,968.16	0.04%	10.550	359	45.00	519
Total	954	228,661,049.26	100.00%	7.117	359	79.34	614

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
3.000 - 3.499	1	271,059.93	0.12%	5.250	357	66.50	585
4.000 - 4.499	4	728,960.29	0.32%	5.697	359	64.26	687
4.500 - 4.999	41	10,967,663.12	4.80%	6.045	360	76.41	678
5.000 - 5.499	165	41,698,858.95	18.24%	6.429	360	80.35	633
5.500 - 5.999	262	68,701,980.05	30.05%	6.819	359	80.23	627
6.000 - 6.499	171	44,682,999.13	19.54%	7.198	359	81.82	608
6.500 - 6.999	121	25,981,239.69	11.36%	7.637	359	79.48	595
7.000 - 7.499	80	17,855,141.21	7.81%	7.970	359	75.89	583
7.500 - 7.999	39	6,740,068.23	2.95%	8.439	359	74.29	554
8.000 - 8.499	34	6,021,634.11	2.63%	8.794	359	70.32	552
8.500 - 8.999	20	2,788,026.79	1.22%	8.988	358	77.92	570
9.000 - 9.499	7	1,093,368.54	0.48%	9.382	358	69.31	525
9.500 - 9.999	7	965,582.80	0.42%	9.991	358	71.98	542
10.500 -10.999	1	67,806.55	0.03%	10.540	356	85.00	519
11.000 -11.499	1	96,659.87	0.04%	11.000	356	80.00	529
Total	954	228,661,049.26	100.00%	7.117	359	79.34	614

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
10.500 -10.999	1	347,750.00	0.15%	4.750	360	65.00	646
11.000 -11.499	5	1,926,737.41	0.84%	5.345	359	76.61	714
11.500 -11.999	55	15,064,697.58	6.59%	5.835	360	79.10	653
12.000 -12.499	120	31,238,694.15	13.66%	6.287	360	80.24	635
12.500 -12.999	259	65,983,320.97	28.86%	6.756	360	80.30	625
13.000 -13.499	169	43,963,569.38	19.23%	7.193	360	81.53	617
13.500 -13.999	135	29,793,628.95	13.03%	7.683	359	78.51	601
14.000 -14.499	95	20,653,482.88	9.03%	8.001	359	76.55	584
14.500 -14.999	57	9,268,880.90	4.05%	8.445	359	75.70	547
15.000 -15.499	28	5,142,024.16	2.25%	9.046	359	75.00	558
15.500 -15.999	18	3,463,991.69	1.51%	9.070	357	75.83	574
16.000 -16.499	3	785,448.57	0.34%	9.961	357	58.36	523
16.500 -16.999	7	745,662.75	0.33%	10.210	357	70.70	556
17.500 -17.999	1	186,500.00	0.08%	11.800	360	77.71	470
18.000 -18.499	1	96,659.87	0.04%	11.000	356	80.00	529
Total	954	228,661,049.26	100.00%	7.117	359	79.34	614

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	4	647,614.37	0.28%	7.490	359	71.90	606
1.500	61	14,627,599.14	6.40%	7.453	357	79.14	602
2.000	7	1,320,950.00	0.58%	7.174	360	84.09	609
3.000	881	211,914,885.75	92.68%	7.092	360	79.35	615
5.000	1	150,000.00	0.07%	7.367	360	69.44	578
Total	954	228,661,049.26	100.00%	7.117	359	79.34	614

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	897	215,579,883.45	94.28%	7.100	360	79.35	615
1.500	56	12,687,415.81	5.55%	7.443	357	79.25	602
2.000	1	393,750.00	0.17%	5.750	360	75.00	610
Total	954	228,661,049.26	100.00%	7.117	359	79.34	614

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
01/01/07	1	175,882.68	0.08%	9.209	353	90.00	526
02/01/07	4	1,205,884.23	0.53%	7.241	354	76.85	592
03/01/07	3	789,389.69	0.35%	6.589	355	75.64	615
04/01/07	25	4,742,934.08	2.07%	8.118	356	82.05	594
05/01/07	16	4,320,381.72	1.89%	8.022	357	68.73	603
06/01/07	42	8,400,356.27	3.67%	7.080	358	79.07	614
07/01/07	271	65,149,749.35	28.49%	7.109	359	79.57	615
07/26/07	2	140,800.00	0.06%	8.785	360	49.30	530
08/01/07	283	69,930,857.50	30.58%	7.115	360	79.82	616
08/02/07	1	150,450.00	0.07%	7.350	360	85.00	562
08/03/07	1	99,750.00	0.04%	8.590	360	95.00	579
08/04/07	1	140,800.00	0.06%	7.380	360	80.00	662
08/05/07	1	147,250.00	0.06%	6.850	360	95.00	613
09/01/07	115	28,477,564.00	12.45%	7.025	360	78.92	619
05/01/08	2	370,789.87	0.16%	5.600	357	69.30	585
06/01/08	6	1,218,260.08	0.53%	7.387	358	75.09	573
07/01/08	42	9,837,839.79	4.30%	7.023	359	80.07	613
08/01/08	95	22,764,469.00	9.96%	6.962	360	78.89	616
09/01/08	41	10,274,841.00	4.49%	7.000	360	80.67	609
07/01/10	1	172,800.00	0.08%	8.483	359	90.00	743
08/01/10	1	150,000.00	0.07%	7.367	360	69.44	578
Total	954	228,661,049.26	100.00%	7.117	359	79.34	614

RBS Greenwich Capital Contacts

	NAME	PHONE EXTENSION
Asset Backed Finance:	Adam Smith	(203) 618-2271
	Patrick Leo	(203) 618-2952
	Greg McSweeney	(203) 618-2429
	Steve Bisaillon – Collateral	(203) 618-5654
	Mike Protomastro – Structuring	(203) 618-6093

Asset Backed Trading:	Ron Weibye	(203) 625-6160
	Peter McMullin	(203) 625-6160

Rating Agency Contacts

	NAME	PHONE EXTENSION
Moodys:	Michael Zoccoli	212-553-1012
S&P:	Natalia Skuthan	212-438-8012
Fitch:	Natasha Hanson	212-908-0272

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.